                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                                                                File No. 2-28871




REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                        /   X    /



     Pre-Effective Amendment No.                                                               /        /
                                  --------



     Post-Effective Amendment No.    54                                                        /   X    /
                                  --------


                                                                 AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                /   X    /



     Amendment No.   54                                                                        /   X    /
                   ------

                        DELAWARE GROUP TREND FUND, INC.
---------------------------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                  1818 Market Street, Philadelphia, Pennsylvania                         19103
---------------------------------------------------------------------------------------------------
                      (Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:                                  (215) 751-2923
                                                                                     --------------

    George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
---------------------------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                              November 29, 1995
                                                                                  -----------------

It is proposed that this filing will become effective:

                            immediately upon filing pursuant to paragraph (b)
                 ---------

                     X      on November 29, 1995 pursuant to paragraph (b)
                 ---------

                            60 days after filing pursuant to paragraph (a)(1)
                 ---------

                            on (date) pursuant to paragraph (a)(1)
                 ---------

                            75 days after filing pursuant to paragraph (a)(2)
                 ---------

                            on (date) pursuant to paragraph (a)(2) of Rule 485
                 ---------

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
       of the Investment Company Act of 1940.  Registrant's 24f-2 Notice
         for its most recent fiscal year was filed on August 31, 1995.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                          ---   C O N T E N T S   ---



     This Post-Effective Amendment No. 54 to Registration File No. 2-28871 includes the following:


                   1.     Facing Page

                   2.     Contents Page

                   3.     Cross-Reference Sheet

                   4.     Part A - Prospectuses and Supplement*

                   5.     Part B - Statement of Additional Information

                   6.     Part C - Other Information

                   7.     Signatures

             * The Registrant's Institutional Class Prospectus dated October 31, 1995 is incorporated into this filing by reference to the electronic filing of that Prospectus made pursuant to Rule 497(c) on November 6, 1995.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                             CROSS-REFERENCE SHEET*

                                    PART A**

                                                                                                       Location in
         Item No.     Description                                                                     Prospectuses
         --------     -----------                                                                     ------------
                                                                                              A Class/          Institutional
                                                                                              B Class/               Class
                                                                                               C Class

              1        Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .            Cover                 Cover

              2        Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . .          Synopsis,             Synopsis,
                                                                                              Summary               Summary
                                                                                            of Expenses          of Expenses

              3        Condensed Financial Information  . . . . . . . . . . . . . .          Financial             Financial
                                                                                             Highlights           Highlights

              4        General Description of Registrant    . . . . . . . . . . . .          Investment           Investment
                                                                                             Objective             Objective
                                                                                           and Policies,        and Policies,
                                                                                               Shares               Shares

              5        Management of the Fund   . . . . . . . . . . . . . . . . . .        Management of        Management of
                                                                                              the Fund             the Fund

              6        Capital Stock and Other Securities   . . . . . . . . . . . .           Delaware          Dividends and
                                                                                            Difference,         Distributions,
                                                                                           Dividends and        Taxes, Shares
                                                                                           Distributions,
                                                                                           Taxes, Shares

              7        Purchase of Securities Being Offered   . . . . . . . . . . .            Cover,               Cover,
                                                                                           Buying Shares,       Buying Shares,
                                                                                           Calculation of       Calculation of
                                                                                           Offering Price         Net Asset
                                                                                           and Net Asset       Value Per Share,
                                                                                          Value Per Share,      Management of
                                                                                           Management of           the Fund
                                                                                              the Fund

              8        Redemption or Repurchase   . . . . . . . . . . . . . . . . .        Redemption and       Redemption and
                                                                                              Exchange             Exchange

              9        Pending Legal Proceedings  . . . . . . . . . . . . . . . . .             None                 None

          * This filing relates to Registrant's Trend Fund A Class, Trend Fund B Class and Trend Fund C Class, which are combined in one prospectus, and Trend Fund Institutional Class, which has its own prospectus. The four classes have a common Part B and Part C.

         ** The Registrant's Institutional Class Prospectus dated October 31,
            1995 is incorporated into this filing by reference to the electronic filing of that Prospectus made pursuant to Rule 497(c) on November 6, 1995.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                             CROSS-REFERENCE SHEET

                                     PART B

                                                                                                    Location in Statement
          Item No.     Description                                                                of Additional Information
          --------     -----------                                                                -------------------------
             10        Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .                         Cover

             11        Table of Contents  . . . . . . . . . . . . . . . . . . . . .                   Table of Contents

             12        General Information and History  . . . . . . . . . . . . . .                  General Information

             13        Investment Objectives and Policies   . . . . . . . . . . . .                 Investment Objective
                                                                                                         and Policies

             14        Management of the Registrant   . . . . . . . . . . . . . . .                 Officers and Directors

             15        Control Persons and Principal Holders of Securities  . . . .                 Officers and Directors

             16        Investment Advisory and Other Services   . . . . . . . . . .               Plans Under Rule 12b-1 for
                                                                                                   the Fund Classes (under
                                                                                                     Purchasing Shares),
                                                                                                    Investment Management
                                                                                                   Agreement, Officers and
                                                                                                      Directors, General
                                                                                                    Information, Financial
                                                                                                         Statements

             17        Brokerage Allocation   . . . . . . . . . . . . . . . . . . .                   Trading Practices
                                                                                                        and Brokerage

             18        Capital Stock and Other Securities   . . . . . . . . . . . .                   Capitalization and
                                                                                                    Noncumulative Voting
                                                                                                        (under General
                                                                                                         Information)

             19        Purchase, Redemption and Pricing of Securities
                       Being Offered  . . . . . . . . . . . . . . . . . . . . . . .                   Purchasing Shares,
                                                                                                    Determining Offering
                                                                                                  Price and Net Asset Value,
                                                                                                       Redemption and
                                                                                                    Repurchase, Exchange
                                                                                                          Privilege

             20        Tax Status   . . . . . . . . . . . . . . . . . . . . . . . .                         Taxes

             21        Underwriters   . . . . . . . . . . . . . . . . . . . . . . .                   Purchasing Shares

             22        Calculation of Performance Data  . . . . . . . . . . . . . .                Performance Information

             23        Financial Statements   . . . . . . . . . . . . . . . . . . .                 Financial Statements

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                             CROSS-REFERENCE SHEET

                                     PART C

                                                                                                         Location in
                                                                                                           Part C
                                                                                                           -------
             24        Financial Statements and Exhibits  . . . . . . . . . . . . . . . . .                 Item 24

             25        Persons Controlled by or under Common
                       Control with Registrant  . . . . . . . . . . . . . . . . . . . . . .                 Item 25

             26        Number of Holders of Securities  . . . . . . . . . . . . . . . . . .                 Item 26

             27        Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . .                 Item 27

             28        Business and Other Connections of Investment Adviser   . . . . . . .                 Item 28

             29        Principal Underwriters   . . . . . . . . . . . . . . . . . . . . . .                 Item 29

             30        Location of Accounts and Records   . . . . . . . . . . . . . . . . .                 Item 30

             31        Management Services  . . . . . . . . . . . . . . . . . . . . . . . .                 Item 31

             32        Undertakings   . . . . . . . . . . . . . . . . . . . . . . . . . . .                 Item 32

(DTF-ABC)


TREND FUND

A CLASS SHARES                                               PROSPECTUS


B CLASS SHARES                                               NOVEMBER 29, 1995


C CLASS SHARES


    -----------------------------------------------------------------------

                  1818 MARKET STREET, PHILADELPHIA, PA  19103

    FOR PROSPECTUS AND PERFORMANCE:  NATIONWIDE 800-523-4640, PHILADELPHIA
                                 215-988-1333

             INFORMATION ON EXISTING ACCOUNTS:  (SHAREHOLDERS ONLY)
               NATIONWIDE 800-523-1918, PHILADELPHIA 215-988-1241

                    DEALER SERVICES:  (BROKER/DEALERS ONLY)
               NATIONWIDE 800-362-7500, PHILADELPHIA 215-988-1050



         This Prospectus describes the Trend Fund A Class of shares (the "Class A Shares"), the Trend Fund B Class of shares (the "Class B Shares") and the Trend Fund C Class of shares (the "Class C Shares") (individually, the "Class" and collectively, the "Classes") of Delaware Group Trend Fund, Inc. (the "Fund"), a professionally-managed mutual fund. The Fund's objective is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.



         Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1.00% which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1.00%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable Class, an investor should consider the differences among the three Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.






         This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Fund's financial statements appear in its Annual Report for the fiscal year ended June 30, 1995; which will accompany any response to requests for Part B.



         The Fund also offers the Trend Fund Institutional Class. That class is available for purchase only by certain investors. A prospectus for the Trend Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

(DTF-ABC)



TABLE OF CONTENTS
COVER PAGE                                                  RETIREMENT PLANNING
SYNOPSIS                                                    BUYING SHARES
SUMMARY OF EXPENSES                                         REDEMPTION AND EXCHANGE
FINANCIAL HIGHLIGHTS                                        DIVIDENDS AND DISTRIBUTIONS
INVESTMENT OBJECTIVE AND POLICIES                           TAXES
         INVESTMENT STRATEGY                                CALCULATION OF OFFERING PRICE AND
         SUITABILITY                                                NET ASSET VALUE PER SHARE
THE DELAWARE DIFFERENCE                                     MANAGEMENT OF THE FUND
         PLANS AND SERVICES                                 APPENDIX A - INVESTMENT ILLUSTRATIONS




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

(DTF-ABC)


SYNOPSIS

CAPITALIZATION

         Trend Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and the Trend Fund Institutional Class. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.50 par value per share. Fifty million shares of that stock have been allocated to the Class A Shares, twenty-five million shares have been allocated to the Class B Shares, twenty-five million shares have been allocated to the Class C Shares and twenty-five million shares have been allocated to the Trend Fund Institutional Class. See Shares under Management of the Fund.


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT
         Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.


SALES CHARGES


         The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 5.00% of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.



         The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.



         The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.



         See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.



PURCHASE AMOUNTS


         Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments in any Class generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See Buying Shares.


INVESTMENT OBJECTIVE

         The objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. For further details, see Investment Objective and Policies.


OPEN-END INVESTMENT COMPANY

(DTF-ABC)



         The Fund, which was organized as a Maryland corporation in 1983, is an open-end management investment company and its portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act").
Previously, the Fund was a Delaware corporation organized in 1966.   See Shares
under Management of the Fund.


INVESTMENT MANAGEMENT FEES
         The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to 3/4 of 1% of the average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. See Management of the Fund.

REDEMPTION AND EXCHANGE

         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if such purchases triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares and Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

(DTF-ABC)


SUMMARY OF EXPENSES


         A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                                       CLASS A                 CLASS B                CLASS C
 SHAREHOLDER TRANSACTION EXPENSES                       SHARES                 SHARES                  SHARES
------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) . . . .            4.75%                  None                    None

 Maximum Sales Charge Imposed on Reinvested
 Dividends (as a percentage of offering
 price)  . . . . . . . . . . . . . . . . . .            None                   None                    None

 Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price
 or redemption proceeds, whichever is lower)            None*                 4.00%*                  1.00%*

 Redemption Fees . . . . . . . . . . . . . .            None**                 None**                  None**



 ANNUAL OPERATING EXPENSES (AS A                       CLASS A                 CLASS B                CLASS C
 PERCENTAGE OF AVERAGE DAILY NET ASSETS)                SHARES                SHARE***                 SHARES
------------------------------------------------------------------------------------------------------------------
 Management Fees . . . . . . . . . . . . . .           0.75%                   0.75%                     0.75%

 12b-1 Expenses (including service fees) . .           0.24%+/++               1.00%++                   1.00%++

 Other Operating Expenses  . . . . . . . . .           0.37%                   0.37%                     0.37%+++
                                                       -----                   -----                    --------

 Total Operating Expenses  . . . . . . . . .           1.36%+                  2.12%                     2.12%
                                                       =====                   =====                     =====



       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.



       *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within twelve months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
(iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange and Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Buying Shares.


       **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

       ***"Annual Operating Expenses" for Class B Shares are based on the actual expenses incurred by the Class during the period September 6, 1994 through June 30, 1995, and have been annualized.

       +The actual 12b-1 Plan expenses to be paid and, consequently, the Total Operating Expenses of the Class A Shares, may be somewhat more (but the 12b-1 Plan expenses may be no more than .30%) or somewhat less (but the 12b-1 Plan expenses may be no less than .10%) because of the formula adopted by

(DTF-ABC)



the Board of Directors for use in calculating the 12b-1 Plan expenses beginning June 1, 1992. See Distribution (12b-1) and Service under Management of the Fund.



       ++Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.



       +++ "Other Operating Expenses" for Class C Shares are estimates based on the actual expenses incurred by the Class A Shares for the fiscal year ended June 30, 1995. See Trend Fund Institutional Class for expense information for that class.



       The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.



                                              1 year             3 years            5 years             10 years
                                              ------             -------            -------             --------
 Class A Shares                                $61(1)              $89                $118               $203

 Class B Shares                                 62                  96                 134                226(2)

 Class C Shares                                 32                  66                 114                245


        An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:


                                              1 year             3 years            5 years             10 years
                                              ------             -------            -------             --------
 Class A Shares                                $61                 $89                $118               $203

 Class B Shares                                 22                  66                 114                226(2)

 Class C Shares                                 22                  66                 114                245





       (1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.



       (2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(DTF-ABC)





--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Trend Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders for the fiscal year ended June 30, 1995. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in these tables because such shares were not offered to the public prior to the date of this Prospectus.

--------------------------------------------------------------------------------

DTF-A-CHT



                                                                                 CLASS A SHARES
                                                     ------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                     6/30/95(1)    6/30/94(1)      6/30/93(1)      6/30/92(1)       6/30/91
Net Asset Value, Beginning of Period  . . . . .       $12.210       $13.980         $11.380          $8.920          $9.970

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss)(3) . . . . . . . .        (0.074)       (0.042)         (0.004)         (0.005)         (0.020)
Net Gains or Losses on Securities
      (both realized and unrealized)  . . . . .         2.864         0.212           3.754           2.625          (0.460)
                                                        -----         -----           -----           -----          -------
      Total From Investment Operations  . . . .         2.790         0.170           3.750           2.620          (0.480)
                                                        -----         -----           -----           -----          -------

LESS DISTRIBUTIONS
------------------
Dividends (from net investment
  income) . . . . . . . . . . . . . . . . . . .         none          none            none            none           (0.050)
Distributions (from capital
  gains)  . . . . . . . . . . . . . . . . . . .        (0.790)       (1.940)         (1.150)         (0.160)         (0.520)
Returns of Capital  . . . . . . . . . . . . . .         none          none            none            none            none
                                                        ----          ----            ----            ----            ----
      Total Distributions   . . . . . . . . . .        (0.790)       (1.940)         (1.150)         (0.160)         (0.570)
                                                       -------       -------         -------         -------         -------

Net Asset Value, End of Period  . . . . . . . .       $14.210       $12.210         $13.980         $11.380          $8.920
                                                      =======       =======         =======         =======          ======


----------------------------------------------------------------------------------------


TOTAL RETURN(4) . . . . . . . . . . . . . . . .        24.40%         0.59%          35.24%          29.31%          (4.82%)
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period
  (000's omitted) . . . . . . . . . . . . . . .      $318,933      $253,964        $219,826        $124,548         $78,631
Ratio of Expenses to Average
  Daily Net Assets  . . . . . . . . . . . . . .         1.36%         1.37%           1.33%           1.18%           1.29%
Ratio of Net Investment Income
  to Average Daily Net Assets . . . . . . . . .        (0.58%)       (0.72%)         (0.61%)         (0.43%)         (0.24%)
Portfolio Turnover Rate . . . . . . . . . . . .           64%           67%             75%             76%             67%




                                                                                 CLASS A SHARES
                                                      ----------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                      6/30/90        6/30/89         6/30/88        6/30/87       6/30/86(2)
Net Asset Value, Beginning of Period  . . . . .       $10.870        $8.130          $9.120          $8.910          $6.430

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss)(3) . . . . . . . .         0.146         0.018          (0.066)         (0.082)         (0.042)
Net Gains or Losses on Securities
      (both realized and unrealized)  . . . . .         1.224         3.042          (0.924)          0.292           2.650
                                                        -----         -----          -------          -----           -----
      Total From Investment Operations  . . . .         1.370         3.060          (0.990)          0.210           2.608
                                                        -----         -----          -------          -----           -----

LESS DISTRIBUTIONS
------------------
Dividends (from net investment
  income) . . . . . . . . . . . . . . . . . . .        (0.050)        none            none            none           (0.128)
Distributions (from capital
  gains)  . . . . . . . . . . . . . . . . . . .        (2.220)       (0.320)          none            none            none
Returns of Capital  . . . . . . . . . . . . . .         none          none            none            none            none
                                                        ----          ----            ----            ----            ----
      Total Distributions   . . . . . . . . . .        (2.270)       (0.320)          none            none           (0.128)
                                                       -------       -------          ----            ----           -------

Net Asset Value, End of Period  . . . . . . . .        $9.970       $10.870          $8.130          $9.120          $8.910
                                                       ======       =======          ======          ======          ======


----------------------------------------------------------------------------------------


TOTAL RETURN(4) . . . . . . . . . . . . . . . .        14.32%        39.27%         (10.86%)          2.36%          41.37%
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period
  (000's omitted) . . . . . . . . . . . . . . .       $88,274       $67,111         $59,879         $79,266        $109,884
Ratio of Expenses to Average
  Daily Net Assets  . . . . . . . . . . . . . .         1.27%         1.28%           1.20%           1.18%           1.20%
Ratio of Net Investment Income
  to Average Daily Net Assets . . . . . . . . .         0.82%         0.19%          (0.51%)         (0.64%)         (0.57%)
Portfolio Turnover Rate . . . . . . . . . . . .           80%           48%             63%             93%            113%





------------------------


(1)   Reflects 12b-1 distribution expenses beginning June 1, 1992.


(2) All figures prior to May 9, 1986 are adjusted for a 2-for-1 stock split paid on that date.


(3) 1995 per share information was based on the average shares outstanding method.


(4) Does not reflect maximum sales charge that is or was in effect nor the Limited CDSC that would apply in the event of certain redemptions within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

DTF-B-CHT



                                                                         CLASS B SHARES
                                                                         --------------
                                                                             PERIOD
                                                                           9/6/94(1)
                                                                            THROUGH
                                                                            6/30/95
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . .         $12.110

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Loss(2)  . . . . . . . . . . . . . . . . . . . . . .          (0.142)
Net Gains or Losses on Securities
              (both realized and unrealized)  . . . . . . . . . . .           2.162
                                                                              -----
         Total From Investment Operations . . . . . . . . . . . . .           2.020
                                                                              -----

LESS DISTRIBUTIONS
------------------
Dividends (from net investment income)  . . . . . . . . . . . . . .          none
Distributions (from capital gains)  . . . . . . . . . . . . . . . .          none
Returns of Capital  . . . . . . . . . . . . . . . . . . . . . . . .          none
         Total Distributions  . . . . . . . . . . . . . . . . . . .          none
                                                                             ----

Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . .         $14.130
                                                                            =======


----------------------------------------------------------------------------------------


TOTAL RETURN(3) . . . . . . . . . . . . . . . . . . . . . . . . . .          16.68%(1)
------------

---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted) . . . . . . . . . . . . .         $5,175
Ratio of Expenses to Average Daily Net Assets . . . . . . . . . . .           2.12%(1)
Ratio of Net Investment Income to Average Daily Net Assets  . . . .          (1.34%)(1)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . .        64%





-----------------------


(1) Date of initial public offering; ratios have been annualized but total return for the limited period between September 6, 1994 and June 30, 1995 has not been annualized.


(2) 1995 per share information was based on the average shares outstanding method.


(3) Does not reflect the CDSC which varies from 1%-4% depending upon the holding period.

(DTF-ABC)


INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT STRATEGY

       The objective of the Fund is long-term capital appreciation. The Fund's strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies which, in the opinion of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.


       The Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. The Fund will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

       In investing for capital appreciation, the Fund may hold securities for any period of time. The Fund may also invest in foreign securities.

       The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of its assets would then consist of illiquid securities.

       Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund.


       While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.


       Income is not an objective of the Fund. However, should the market warrant a temporary defensive approach, the Fund may also invest in cash equivalents, and fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as corporate bonds.

        The Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. In a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller at a set (generally higher) price. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.

       While the Fund is permitted under certain circumstances to borrow money, it does not normally do so. The Fund will not purchase securities while any borrowings are outstanding.

       Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Fund may not be changed without shareholder approval. Part B provides more information on the Fund's investment policies and restrictions.

PORTFOLIO LOAN TRANSACTIONS
       The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       The major risk to which the Fund would be exposed on a loan transaction is the risk that

(DTF-ABC)

the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

SUITABILITY

       The Fund may be suitable for investors interested in long-term capital appreciation. The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. Investors should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Fund to an additional risk. Also, ownership of Fund shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities.


       Net asset value may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.


       This Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.


THE DELAWARE DIFFERENCE

PLANS AND SERVICES
       The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER

800-523-4640
(PHILADELPHIA 215-988-1333)
              FUND INFORMATION
              LITERATURE
              PRICE, YIELD AND
                  PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
       800-523-1918
       (PHILADELPHIA 215-988-1241)
              INFORMATION ON EXISTING
                  REGULAR INVESTMENT
                  ACCOUNTS AND RETIREMENT
                  PLAN ACCOUNTS
              WIRE INVESTMENTS
              WIRE LIQUIDATIONS
              TELEPHONE LIQUIDATIONS
              TELEPHONE EXCHANGES

DELAPHONE
       800-362-FUND
       (800-362-3863)

SHAREHOLDER SERVICES

       During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, the various service features and other funds in the Delaware Group.


PERFORMANCE INFORMATION
       During business hours, you can call the Investor Information Center to get current performance information.

DELAPHONE SERVICE

       Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.


STATEMENTS AND CONFIRMATIONS

       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. See Dividend Reinvestment Plan below. You should examine statements and confirmations by calling the Shareholder Service Center.

(DTF-ABC)


DUPLICATE CONFIRMATIONS
       If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

TAX INFORMATION

       Each year, the Fund will mail to you information on the tax status of your dividends and distributions.


DIVIDEND REINVESTMENT PLAN

       You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus. Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds and Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.



        Holders of Class A Shares of the Fund may not reinvest their distributions into the Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into the Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into the Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.


EXCHANGE PRIVILEGE

       The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.



For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


WEALTH BUILDER OPTION

       You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

(DTF-ABC)


RIGHT OF ACCUMULATION

       With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.


LETTER OF INTENTION

       The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.


12-MONTH REINVESTMENT PRIVILEGE

       The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.



DELAWARE GROUP ASSET PLANNER


       Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned Allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.


FINANCIAL INFORMATION ABOUT THE FUND
       Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on June 30.

(DTF-ABC)


RETIREMENT PLANNING


       An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.



       Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Trend Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
       Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
       A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

       Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.


403(B)(7) DEFERRED COMPENSATION PLAN
       Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 DEFERRED COMPENSATION PLAN
       Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

(DTF-ABC)


PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

       Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.


PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

       Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A or Class C Shares. Class B Shares are not available for purchase by such plans.



ALLIED PLANS


       Class A Shares are available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.



       With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.



       Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.



        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited CDSC - Class A Shares, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer.
See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.



        A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

(DTF-ABC)


BUYING SHARES

PURCHASE AMOUNTS

       Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. Class A Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.



       For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.


ALTERNATIVE PURCHASE ARRANGEMENTS

       Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").



       Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below.



       Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.



       Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.



       The alternative purchase arrangements described above permit investors in the Fund to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given

(DTF-ABC)



their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.



       As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available for purchases under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted at the time of purchase, investors who buy Class A Shares would not have their full purchase amount invested in the Fund.



       Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their funds invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase, but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.



       Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Fund under each purchase option.



       For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE RESPECTIVE 12b-1 PLANS AND THE CDSCs APPLICABLE TO CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE 12b-1 PLAN AND THE FRONT-END SALES CHARGE APPLICABLE TO CLASS A SHARES IN THAT SUCH FEES AND CHARGES PROVIDE FOR THE FINANCING OF THE DISTRIBUTION OF THE RESPECTIVE CLASSES. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.



       Dividends paid by the Fund with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B Shares and the Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.



       The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

(DTF-ABC)


FRONT-END SALES CHARGE ALTERNATIVE - CLASS A SHARES

       The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.






       Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.



                                                          Trend Fund A Class
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Dealer's
                                                                 Front-End Sales       Charge as % of    Concession***
       Amount of Purchase                                            Offering              Amount           as % of
------------------------------------------------------------------------------------------------------------------------------
                                                                      Price              Invested**      Offering Price
Less than $100,000                                                    4.75%                 5.00%             4.00%
$100,000 but under $250,000                                           3.75                  3.87              3.00
$250,000 but under $500,000                                           2.50                  2.53              2.00
$500,000 but under $1,000,000*                                        2.00                  2.04              1.60



  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.


 ** Based upon the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

-------------------------------------------------------------------------------



      The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.


------------------------------------------------------------------------------

(DTF-ABC)



         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:


                                                   DEALER'S
                                                   COMMISSION
                                                   ----------
                                                   (as a percent-
AMOUNT                                             age of amount
OF PURCHASE                                        purchased)
-----------
Up to $2 million                                       1.00%
Next $1 million up to $3 million                        .75
Next $2 million up to $5 million                        .50
Amount over $5 million                                  .25


          In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


          An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

          Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

COMBINED PURCHASES PRIVILEGE

          By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.



          This privilege permits you to combine your purchases and holdings with those of your spouse, your children under twenty-one years of age and any trust, fiduciary or retirement account for the benefit of such family members.



          It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.



          Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

(DTF-ABC)


BUYING AT NET ASSET VALUE

          Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-month Reinvestment Privilege and the Exchange Privilege. See The Delaware Difference and Redemption and Exchange for additional information.



          Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a CDSC or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.


          Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

          The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

GROUP INVESTMENT PLANS

          Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page _____, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.



          For additional information on these plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.



          For other retirement plans and special services, see Retirement Planning.

(DTF-ABC)


 DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

          Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.



          Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Fund to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.



          Shareholders of the Fund's Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule for the Fund's Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


AUTOMATIC CONVERSION OF CLASS B SHARES

          Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.


          Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

          All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES


          Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.



          Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.



          Shareholders of the Fund's Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Fund's Class C Shares as described in this Prospectus. See Redemption and Exchange.

(DTF-ABC)



 CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES


          Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.


          The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                                                        CONTINGENT DEFERRED
                                                         SALES CHARGE (AS A
                                                           PERCENTAGE OF
                                                           DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE                                SUBJECT TO CHARGE)
------------------------                                ------------------
          0-2                                                   4%
          3-4                                                   3%
          5                                                     2%
          6                                                     1%
          7 and thereafter                                     None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Fund, the Class B Shares will still be subject to annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.



           In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



           The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange.



12b-1 DISTRIBUTION PLANS - CLASS A, CLASS B AND CLASS C SHARES


           Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of the Class A Shares, 1% of the average daily net assets of the Class B Shares and 1% of the average daily net assets of the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.



OTHER PAYMENTS TO DEALERS -- CLASS A, CLASS B AND CLASS C SHARES

           In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the

(DTF-ABC)


Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.


           Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.



CLASS B FUNDS AND CLASS C FUNDS


           The following funds currently offer Class B Shares and Class C
Shares: Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Delaware Group Value Fund, Inc., International Equity Series, Global Bond Series and Global Assets Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania and the Fund.


TREND FUND INSTITUTIONAL CLASS

           In addition to offering the Class A, Class B and Class C Shares, the Fund also offers the Trend Fund Institutional Class of shares, which is described in a separate prospectus relating to that class of shares and is available for purchase only by certain investors. Trend Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain a prospectus which describes the Trend Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.


DIVIDEND ORDERS

           YOU MAY HAVE THE DIVIDENDS EARNED IN ONE FUND AUTOMATICALLY INVESTED IN ANOTHER DELAWARE GROUP FUND WITH A DIFFERENT INVESTMENT OBJECTIVE. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.


HOW TO BUY SHARES
           The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

INVESTING THROUGH YOUR INVESTMENT DEALER
           You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Trend Fund A Class, Trend Fund B Class or Trend Fund C Class at 1818 Market Street, Philadelphia, PA 19103.

(DTF-ABC)




2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Trend Fund A Class, Trend Fund B Class or Trend Fund C Class. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


INVESTING BY WIRE
           You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).


1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to Trend Fund A Class, Trend Fund B Class or Trend Fund C Class at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.


           If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.



DELAWARE GROUP ASSET PLANNER


           To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.



           An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional of Information.



           Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.



           Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


INVESTING BY EXCHANGE

           If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.



           Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Fund or for any Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into the

(DTF-ABC)



corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.



           Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge imposed by the Fund, except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.



           See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.


ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
           Call the Shareholder Service Center for more information if you wish to use the following services:

1.         Direct Deposit

           YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.


2.         Automatic Investing Plan

           THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan.
Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.


           This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *

           Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your Class account, you are obligated to reimburse the Fund.

PURCHASE PRICE AND EFFECTIVE DATE

           The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.



           The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


THE CONDITIONS OF YOUR PURCHASE

           The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If

(DTF-ABC)



a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.



           The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.



           The Fund also reserves the right, upon sixty days' written notice, to redeem accounts that remain under a Class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


REDEMPTION AND EXCHANGE


           YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.



           Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.



           Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of, the exchange privilege upon sixty days' written notice to shareholders.



           The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Fund will not honor telephone redemptions for shares recently

(DTF-ABC)



purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.





           There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.


           Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B shares of other Class B Funds or Class C shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund. In an exchange of Class B Shares, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.



           Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.



           All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


           All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

WRITTEN REDEMPTION

           You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.



           Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B Shares or Class C Shares.




WRITTEN EXCHANGE

           You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request

(DTF-ABC)



an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.



TELEPHONE REDEMPTION AND EXCHANGE

           To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.



           The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon sixty days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


           Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

 TELEPHONE REDEMPTION - CHECK TO YOUR ADDRESS OF RECORD

           THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no more than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.


TELEPHONE REDEMPTION - PROCEEDS TO YOUR BANK



           Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


           If expedited payment by check or wire could adversely affect the Fund, the Fund may take up to seven days to pay.

TELEPHONE EXCHANGE

           The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges

(DTF-ABC)


noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.






SYSTEMATIC WITHDRAWAL PLANS

1.         Regular Plans

           This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Fund account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.


2.         Retirement Plans

           For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine Service is not available for retirement plans.


                                 *     *     *


           Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the twelve months prior to the withdrawal at net asset value and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below.



           With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC - Class B and Class C Shares, below.



           For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.




WEALTH BUILDER OPTION

           Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a

(DTF-ABC)



shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirement. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.



           Shareholders can use the Wealth Builder Option to invest in the Fund through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.


           This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN PURCHASES OF CLASS A SHARES MADE AT NET ASSET VALUE

           A Limited CDSC will be imposed by the Fund upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within twelve months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.



           The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.



           Redemptions of such Class A Shares held for more than twelve months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Fund assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Fund or the Class A Shares acquired in the exchange.



           In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



WAIVER OF LIMITED CDSC - CLASS A SHARES


           The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in
(ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).

(DTF-ABC)



 WAIVER OF CDSC - CLASS B AND CLASS C SHARES


           The CDSC on certain redemptions of Class B Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.


           The CDSC on certain redemptions of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.



           In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND DISTRIBUTIONS


           The Fund will make payments from net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Internal Revenue Code. During the fiscal year ended June 30, 1995, distributions totaling $0.79 per share of the Class A Shares were paid from realized securities profits. On August 7, 1995, a distribution of $0.55 per share of the Class A Shares and the Class B Shares was paid from realized securities profits to shareholders of record July 28, 1995. Class C Shares were not offered prior to the date of this Prospectus.



           Each of the Classes will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.


           Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other

(DTF-ABC)



distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose Delaware Group's MoneyLine service and have such payments transferred from your Fund account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plan for Class A Shares, Class B Shares and Class C Shares under Redemption and Exchange for information regarding authorization of this service. This service is not available for retirement plans. See The Delaware Difference for more information on reinvestment options.


TAXES


           The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.


           The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders.

           Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

           Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.


           The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.



           The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

(DTF-ABC)


           In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.


           Each year, the Fund will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.


           The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


           The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


           See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE


           Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.



           The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.



           Each of the Fund's four classes will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Trend Fund Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of the Fund will vary.

(DTF-ABC)


MANAGEMENT OF THE FUND

DIRECTORS
           The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
           The Manager furnishes investment management services to the Fund. The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $26 billion in assets in the various institutional (approximately $16,227,892,000) and investment company (approximately $9,916,645,000) accounts.


           The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval.



           The Manager manages the Fund's portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to unaffiliated directors. This fee was paid by the Fund during the last fiscal year. This fee is higher than that paid by many other funds and may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended June 30, 1995 were 0.75% of average daily net assets.


           Edward N. Antoian has primary responsibility for making day-to-day investment decisions for the Fund. He has been the Fund's senior portfolio manager since 1984. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. A Chartered Financial Analyst, Mr. Antoian is a member of the Philadelphia Finance Association and the Philadelphia Securities Association.

           In making investment decisions for the Fund, Mr. Antoian regularly consults with Wayne A. Stork, William H. Miller and other members of Delaware's equity department. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Miller is an Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood.

(DTF-ABC)


PORTFOLIO TRADING PRACTICES

           The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders to the extent that net capital gains are realized. Given the Fund's investment objective, its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund shares. During the past two fiscal years, the Fund's portfolio turnover rates were 67% for 1994 and 64% for 1995.


           The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

PERFORMANCE INFORMATION

           From time to time, the Fund may quote total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.


           Because stock prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

DISTRIBUTION (12b-1) AND SERVICE

           The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995 as amended on November 29, 1995.



           The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B Shares and Class C, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with

(DTF-ABC)


preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Fund.


           The Plan expenses relating to each of the Class B Shares and the Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.



           The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed
 .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers or others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.


           Effective June 1, 1992, the Board of Directors has determined that the annual fee payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of (i) the amount obtained by multiplying
 .30% by the average daily net assets represented by shares of the Class A Shares that are acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the Class A Shares' 12b-1 fee, the fee is a Class expense so that all shareholders, regardless of when they purchase their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992, to Class A Shares outstanding prior to June 1, 1992, increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits a full .30% on all Class A Shares' assets to be paid at any time following Board approval.

           The Fund's Plans do not apply to the Trend Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Trend Fund Institutional Class shares.


           While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.



           The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.


           The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES

           The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Class A Shares' ratio of expenses to average daily net assets for the fiscal year ended June 30, 1995 was 1.36%. The Class B Shares' ratio of expenses to average daily net assets for the period September 6, 1994 (date of initial public offering) through June 30, 1995 was 2.12%, annualized. The Fund

(DTF-ABC)



anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for Class B Shares. The expense ratio of each Class reflects the impact of its Plan.


SHARES
           The Fund is an open-end management investment company and its portfolio of assets is diversified for purposes of the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on March 4, 1983. Previously, it was a Delaware corporation organized in 1966.

           Fund shares have a par value of $.50, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.


           In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers the Trend Fund Institutional Class. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Trend Fund Institutional Class are not subject to, and may not vote on matters affecting, the Plans. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the Plan that relates to the Class of shares that they hold. However, the Class B Shares may vote on a proposal to increase materially the fees to be paid by the Fund under the Plan relating to the Class A Shares.


           Prior to September 6, 1994, the Trend Fund A Class was known as the Trend Fund class and the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class.

(DTF-ABC)



                                   APPENDIX A


  ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION


                                $10,000 PURCHASE


               Scenario 1                              Scenario 2
               No Redemption                         Redeem 1st Year
  -----------------------------------------  ------------------------------

    Year    Class A     Class B     Class C    Class A   Class B    Class C
    ----    -------     -------     -------    -------   -------    -------
       0   9,525       10,000        10,000      9,525    10,000    10,000

       1   10,478      10,930        10,930     10,478    10,530    10,830+

       2   11,525      11,946        11,946

       3   12,678      13,058        13,058

       4   13,946      14,272        14,272

       5   15,340      15,599        15,599

       6   16,874      17,050        17,050

       7   18,562      18,636        18,636

       8   20,418+     20,369        20,369

       9   22,459      22,405*       22,263

      10   24,705      24,646*       24,333


                       Scenario 3                    Scenario 4
                     Redeem 3rd Year               Redeem 5th Year
  --------   -----------------------------  -----------------------------
    Year     Class A    Class B    Class C   Class A    Class B   Class C
    ----     -------    -------    -------   -------    -------   -------
       0       9,525     10,000    10,000      9,525     10,000   10,000

       1      10,478     10,930    10,930     10,478     10,930   10,930

       2      11,525     11,946    11,946     11,525     11,946   11,946

       3      12,678     12,758    13,058+    12,678     13,058   13,058

       4                                      13,946     14,272   14,272

       5                                      15,340     15,399   15,599+

       6

       7

       8

       9

      10



 *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.




                               $250,000 PURCHASE


                Scenario 1                           Scenario 2
              No Redemption                        Redeem 1st Year
 ---------------------------------------   ------------------------------
  Year     Class A     Class B   Class C    Class A    Class B    Class C
  ----     -------     -------   -------    -------    -------    -------
     0    243,750     250,000    250,000    243,750    250,000   250,000

     1    268,125     273,250    273,250    268,125    263,250   270,750+

     2    294,938     298,662    298,662

     3    324,431     326,438    326,438

     4    356,874+    356,797    356,797

     5    392,562     389,979    389,979

     6    431,818     426,247    426,247

     7    475,000     465,888    465,888

     8    522,500     509,215    509,215

     9    574,750     560,137*   556,572

    10    632,225     616,150*   608,333



                     Scenario 3                      Scenario 4
                  Redeem 3rd Year                  Redeem 5th Year
          ------------------------------    -----------------------------
 Year     Class A    Class B     Class C    Class A    Class B    Class C
 ----     -------    -------     -------    -------    -------    -------
   0      243,750    250,000    250,000     243,750    250,000    250,000

   1      268,125    273,250    273,250     268,125    273,250    273,250

   2      294,938    298,662    298,662     294,938    298,662    298,662

   3      324,431    318,938    326,438+    324,431    326,438    326,438

   4                                        356,874+   356,797    356,797

   5                                        392,562    384,979    389,979

   6

   7

   8

   9

  10



 *This assumes that Class B Shares convert to Class A Shares at the end of the eighth year.



Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year.



Hypothetical returns vary due to the different expense structures for each class and do not represent actual performance.



Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).



Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).



Class C purchase assessed 1% CDSC upon redemption in year 1.



Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

(DTF-ABC)


           The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001


-------------------------------------
TREND FUND


-------------------------------------
A CLASS


-------------------------------------
B CLASS


-------------------------------------

C CLASS



-------------------------------------



P R O S P E C T U S

-------------------------------------

November 29, 1995






                             DELAWARE
                             GROUP
                             --------

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




* The Registrant's Institutional Class Prospectus dated October 31, 1995 is incorporated into this filing by reference to the electronic filing of that Prospectus made pursuant to Rule 497(c) on November 6, 1995.

                              NOVEMBER 29, 1995

                       DELAWARE GROUP TREND FUND, INC.

                       TREND FUND INSTITUTIONAL CLASS

               SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1995


ADDITIONAL CLASSES

         In addition to the Institutional Class, the Delaware Group Trend Fund, Inc. offers the Trend Fund A Class, the Trend Fund B Class and the Trend Fund C Class shares (together, the "Fund Classes"), which are described in a separate prospectus relating to the Fund Classes. The Fund Classes have sales charges and other expenses that are different from the Institutional Class and that may affect the performance of the Fund Classes. For a prospectus relating to the Fund Classes, write to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia, PA 19103, or call at one of the following telephone numbers:
800-523-4640 (Nationwide) or 215-988-1333 (Philadelphia).

INVESTMENT STRATEGY

         The following supplements the information in the fifth paragraph under Investment Strategy:

                          The Board has instructed the Manager to consider the
                 following factors in determining the liquidity of a Rule 144A
                 Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

                          If the Manager determines that a Rule 144A Security
                 which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

(SAI-DTF/PART B)


--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                               NOVEMBER 29, 1995

--------------------------------------------------------------------------------
DELAWARE GROUP TREND FUND, INC.
--------------------------------------------------------------------------------
1818 MARKET STREET
PHILADELPHIA, PA  19103
FOR MORE INFORMATION ABOUT THE
TREND FUND INSTITUTIONAL CLASS:
       800-828-5052

FOR PROSPECTUS AND PERFORMANCE
OF THE TREND FUND A CLASS,
THE TREND FUND B CLASS AND THE
TREND FUND C CLASS:

       NATIONWIDE 800-523-4640
       PHILADELPHIA 215-988-1333

INFORMATION ON EXISTING ACCOUNTS
OF THE TREND FUND A CLASS, THE
TREND FUND B CLASS AND THE TREND
FUND C CLASS:

          (SHAREHOLDERS ONLY)
       NATIONWIDE 800-523-1918
       PHILADELPHIA 215-988-1241
DEALER SERVICES:
          (BROKER/DEALERS ONLY)
       NATIONWIDE 800-362-7500
       PHILADELPHIA 215-988-1050
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
COVER PAGE
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------
PURCHASING SHARES
--------------------------------------------------------------------------------
INVESTMENT PLANS
--------------------------------------------------------------------------------
DETERMINING OFFERING PRICE AND
       NET ASSET VALUE
--------------------------------------------------------------------------------
REDEMPTION AND REPURCHASE
--------------------------------------------------------------------------------
DIVIDENDS AND REALIZED SECURITIES
       PROFITS DISTRIBUTIONS
--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
APPENDIX A - IRA INFORMATION
--------------------------------------------------------------------------------
APPENDIX B - PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------
APPENDIX C - THE COMPANY LIFE CYCLE
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(SAI-DTF/PART B)



       Delaware Group Trend Fund, Inc. (the "Fund") is a professionally-managed mutual fund. The Fund offers four classes (individually, a "Class" and collectively, the "Classes") of shares - the Trend Fund A Class (the "Class A Shares"), the Trend Fund B Class (the "Class B Shares") and the Trend Fund C Class (the "Class C Shares) (together, the "Fund Classes") and the Trend Fund Institutional Class (the "Institutional Class"). Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.



       This Part B supplements the information contained in the current Prospectus for the Fund Classes dated November 29, 1995 and the current Prospectus for the Institutional Class dated October 31, 1995 and the supplement thereto dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

(SAI-DTF/PART B)


INVESTMENT OBJECTIVE AND POLICIES

       The objective of the Fund, which is a fundamental policy and cannot be changed without shareholder approval, is capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management Company, Inc. (the "Manager"), are responsive to changes within the marketplace and have the fundamental characteristics to support growth. Income will not be a significant investment factor except so far as future dividend growth may affect market appraisal of a security. Purchases and sales of portfolio securities will be based upon management's judgment of economic and market trends in addition to fundamental investment analysis. The Fund will seek to identify changing and dominant trends affecting securities values which it believes will offer the opportunities for growth of capital, such as trends in the overall economic environment (including social, political, monetary and technological trends); trends within a company and its industry reflected by, for example, improving managerial skills, new product development and sales and earnings trends; and trends in market prices of various types of categories of investments. Since the production of income is not an objective of the Fund, any income earned and paid to shareholders will likely be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

       Although the Fund will constantly strive to attain the objective of capital appreciation, of course there can be no assurance that it will be attained. It also should be borne in mind that investing in securities believed to have a potential for capital appreciation may involve exposure to a greater risk than securities which do not have growth characteristics, and that the shares of the Fund will fluctuate in value. Investing for this objective, the Fund usually will invest in common stocks or securities convertible into common stocks of emerging and other growth-oriented companies, some of which may be of a speculative nature and subject the Fund to an additional risk. However, from time to time, the Fund may, in its judgment, depending upon prevailing circumstances, and for defensive purposes without limit as to the proportion of assets invested, hold varying proportions of cash, U.S. Government securities, nonconvertible securities and straight debt securities.

       In investing for capital appreciation, the Fund may hold securities for any period of time. See Portfolio Turnover under Trading Practices and Brokerage.

       While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

       The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the

(SAI-DTF/PART B)


terms of the Order and subject generally to the conditions described above.

       While the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

       The Fund may purchase privately placed securities which may be resold only in privately negotiated transactions, in accordance with an exemption from registration under applicable securities laws or after registration. The registration process may involve delays which could result in the Fund obtaining a less favorable price on resale. In addition, to the extent that there is no established trading market for restricted securities, it will be more difficult for the Fund to obtain precise valuations for such securities in its portfolio. As a result, judgment may play a greater role in valuing such securities than is normally the case.


       Certain of the privately placed securities acquired by the Fund will be eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Fund's Board of Directors has instructed the Manager to consider the following factors in determining the liquidity of Rule 144A Securities: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities.


       Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

PORTFOLIO LOAN TRANSACTIONS
       The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan

(SAI-DTF/PART B)


in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

       The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

INVESTMENT RESTRICTIONS
       The Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

       1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

       2.  Not to acquire control of any company.

       3. Not to purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

       4. Not to invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

       5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

       6. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

       7.  Not to sell short any security or property.

       8.  Not to deal in commodities.

       9. Not to borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

       10. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities,

(SAI-DTF/PART B)


whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       11. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

       12.  Not to act as an underwriter of securities of other issuers.

       13. No long or short positions on shares of the Fund may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

       14. Not to invest more than 25% of its assets in any one particular industry.

       Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

(SAI-DTF/PART B)


PERFORMANCE INFORMATION

       From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

       The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                n
                           P(1+T)  = ERV


Where:     P     =    a hypothetical initial purchase order of $1,000 from
                      which, in the case only of Class A Shares, the maximum front-end sales charge, if any, is deducted;


           T     =    average annual total return;

           n     =    number of years;


         ERV     =    redeemable value of the hypothetical $1,000 purchase at
                      the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.



      Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.



     The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations for the one-, three-, five-, ten- and fifteen-year periods ended June 30, 1995 and for the life of these Classes, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.



      In the case of Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC will apply to Class B Shares or Class C Shares.

(SAI-DTF/PART B)



                AVERAGE ANNUAL TOTAL RETURN
             CLASS A      CLASS A
            SHARES(1)    SHARES(1)   INSTITUTIONAL
           (AT OFFER)    (AT NAV)       CLASS(2)
1 year
 ended
6/30/95      18.48%       24.40%       24.74%

3 years
 ended
6/30/95      17.24%       19.17%       19.40%

5 years
 ended
6/30/95      14.68%       15.81%       15.94%

10 years
 ended
6/30/95      15.08%       15.64%       15.71%

15 years
 ended
6/30/95      16.48%       16.86%       16.91%

Period
10/3/68(3)
through
6/30/95       8.53%        8.73%        8.75%




(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments. Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge.

(2)    Date of initial public offering was November 23, 1992.
(3)    Date of initial public offering of Class A Shares.

       The performance of Class B Shares, as shown below, is the aggregate total return quotation for the period September 6, 1994 (date of initial public offering) through June 30, 1995. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1995 and therefore does not reflect the deduction of a CDSC.

              AGGREGATE TOTAL RETURN
         CLASS B SHARES      CLASS B SHARES
           (INCLUDING          (EXCLUDING
            DEFERRED            DEFERRED
          SALES CHARGE)      SALES CHARGE)
Period
9/6/94(1)
through
6/30/95      12.68%              16.68%

(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.


       Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.



       The Fund may also state total return performance for each Class in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC if any, paid on the illustrated investment amount against the first year's return.
From time to time, the Fund may quote actual total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.



       Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect the maximum sales charge, if any, paid for the illustrated

(SAI-DTF/PART B)



investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.


       From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.


       The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.


       Comparative information on the Consumer Price Index and the CDA Growth Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods.
It does not represent a return from an investment. The CDA Growth Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 230 separately-managed, growth-oriented equity mutual funds. It reflects the reinvestment of any dividend and capital gains distributions paid during a specified period.

       Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

       CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

       Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

       Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

       Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and

(SAI-DTF/PART B)


       bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

       Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.





       The following table is an example, for purposes of illustration only, of cumulative total return performance for the Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended June 30, 1995, for the one-, three-, five-, ten- and fifteen-year periods ended June 30, 1995 and for the life of these Classes. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.



       The performance of the Class A Shares, Class B Shares and the Institutional Class, as shown below, reflects maximum front-end sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance. The performance of the Class B Shares is calculated both with the applicable CDSC included and excluded.



                           CUMULATIVE TOTAL RETURN
                                                  DOW
             CLASS A    INSTITU-    STANDARD     JONES
            SHARES(1)    TIONAL     & POOR'S    INDUS-      NASDAQ
           (AT OFFER)    CLASS(2)      500       TRIAL     COMPOSITE
3 months
 ended
6/30/95        5.9%       11.2%        9.5%      10.3%       14.2%

6 months
 ended
6/30/95       15.2%       21.1%       20.2%      20.4%       24.1%

9 months
 ended
6/30/95       11.1%       16.9%       20.2%      21.0%       22.1%

 1 year
 ended
6/30/95       18.5%       24.7%       26.1%      29.2%       32.2%

3 years
 ended
6/30/95       61.2%       70.2%       45.2%      49.5%       65.6%

5 years
 ended
6/30/95       98.3%      109.5%       76.8%      84.1%      101.9%

10 years
 ended
6/30/95      307.5%      330.3%      292.7%     380.6%      215.1%

15 years
 ended
6/30/95      885.6%      941.3%      743.8%     872.1%      491.6%

Period
10/3/68(3)
through
6/30/95      792.0%      842.2%    1,404.1%   1,418.7%       N/A



(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments. Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%, and the above performance numbers are calculated using 4.75% as the applicable sales charge.

(2) Date of initial public offering was November 23, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.
(3)  Date of initial public offering of Class A Shares.

(SAI-DTF/PART B)


       The performance of the Class B Shares, as shown below, is the cumulative total return quotation for the three-, six- and nine-month periods ended June 30, 1995 and for the life of this Class. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1995 and therefore does not reflect the deduction of a CDSC. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included.

                  CUMULATIVE TOTAL RETURN
        CLASS B     CLASS B
         SHARES      SHARES
       (INCLUDING  (EXCLUDING             DOW
        DEFERRED    DEFERRED             JONES   NASDAQ
         SALES       SALES     STANDARD  INDUS-  COMPO-
        CHARGE)     CHARGE)    & POOR'S  TRIAL    SITE
3 months
ended
6/30/95    6.9%       10.9%      9.5%     10.3%   14.2%

6 months
ended
6/30/95   16.5%       20.5%     20.2%     20.4%   24.1%

9 months
ended
6/30/95   12.1%       16.1%     20.2%     21.0%   22.1%

Period
9/6/94(1)
through
6/30/95   12.7%       16.7%     18.1%     19.5%   22.9%


(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.

For additional performance information, see Appendix B.

       Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING
       When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

(SAI-DTF/PART B)


COMPOUNDED RETURNS


       Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:




            8% Rate    10% Rate   12% Rate   14% Rate
            of Return  of Return  of Return  of Return
12-'85      $10,824    $11,038    $11,255    $11,475
12-'86      $11,717    $12,184    $12,668    $13,168
12-'87      $12,682    $13,449    $14,258    $15,111
12-'88      $13,728    $14,845    $16,047    $17,340
12-'89      $14,859    $16,386    $18,061    $19,898
12-'90      $16,084    $18,087    $20,328    $22,833
12-'91      $17,410    $19,965    $22,879    $26,202
12-'92      $18,845    $22,038    $25,751    $30,067
12-'93      $20,399    $24,325    $28,983    $34,503
12-'94      $22,080    $26,851    $32,620    $39,593



        These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

(SAI-DTF/PART B)


TRADING PRACTICES AND BROKERAGE

        The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

        During the fiscal years ended June 30, 1993, 1994 and 1995, the aggregate dollar amounts of brokerage commissions paid by the Fund were $205,614, $188,574 and $542,083, respectively.

        The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During the fiscal year ended June 30, 1995, portfolio transactions of the Fund in the amount of $58,447,750, resulting in brokerage commissions of $258,819, were directed to brokers for brokerage and research services provided.


        As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its

(SAI-DTF/PART B)


own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

PORTFOLIO TURNOVER
        In investing for capital appreciation, the Fund may hold securities for any period of time. It is anticipated that, given the Fund's investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Total brokerage costs generally increase with higher portfolio turnover rates. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.

        The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

        During the past two fiscal years, the Fund's portfolio turnover rates were 67% for 1994 and 64% for 1995.

(SAI-DTF/PART B)


PURCHASING SHARES


        The Distributor serves as the national distributor for the Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.



        The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.



        Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


        Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.




        The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


        Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.



        Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
(iii) 2% if shares are redeemed during the fifth year following purchase; and
(iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately eight years after purchase.



        Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.



        Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or sales charge, CDSC or 12b-1 Plan expenses.



        Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.



        See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus, and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.



        Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on

(SAI-DTF/PART B)



the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


ALTERNATIVE PURCHASE ARRANGEMENTS

        The alternative purchase arrangements of Class A, Class B and Class C Shares permit an investor to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of
 .30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.


CLASS A SHARES

        Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.




                                               Class A Shares
-------------------------------------------------------------------------------------
                                                                         Dealer's
                                   Front-End Sales Charge as % of     Concession***
       Amount of Purchase         Offering              Amount           as % of
                                   Price              Invested**      Offering Price
-------------------------------------------------------------------------------------
Less than $100,000                 4.75%                 5.00%            4.00%
$100,000 but under $250,000        3.75                  3.87             3.00
$250,000 but under $500,000        2.50                  2.53             2.00
$500,000 but under $1,000,000*     2.00                  2.04             1.60



  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares, but, under certain limited circumstances, a 1% CDSC may apply upon redemption of such shares (the "Limited CDSC"). The Limited CDSC that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.



 ** Based on the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year.



*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

-------------------------------------------------------------------------------

(SAI-DTF/PART B)



The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

(SAI-DTF/PART B)



Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.



DEALER'S COMMISSION


For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:




                                         DEALER'S
                                         COMMISSION
                                         ----------
                                         (as a percent-
AMOUNT                                   age of amount
OF PURCHASE                              purchased)
-----------
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25


       In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


       An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.


CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES


       Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestment of dividends or capital gains distributions. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.



       The following table sets forth the rates of the CDSC for Class B Shares of the Fund:


                                CONTINGENT DEFERRED
                                 SALES CHARGE (AS A
                                   PERCENTAGE OF
                                   DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE         SUBJECT TO CHARGE)
------------------------         ------------------
        0-2                              4%
        3-4                              3%
        5                                2%
        6                                1%
        7 and thereafter                 None

(SAI-DTF/PART B)



During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Fund, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.


PLANS UNDER RULE 12b-1 FOR THE FUND CLASSES

        Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.



        The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A, Class B and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.



        In addition, the Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.



        The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis up to .30% of the Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.


        Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, for the Class A Shares, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by shares of the Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by the Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992

(SAI-DTF/PART B)


increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full .30% on all Class A Shares assets at any time.


        All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.


        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


        The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.



        Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


        For the fiscal year ended June 30, 1995, payments from the Class A Shares pursuant to its Plan amounted to $671,067 and such payments were used for the following purposes: Annual and Semi-Annual Reports - $23,141; Broker Trails - $552,922; Commissions to Wholesalers - $73,738; Promotional-Broker Meetings - $9,113; Promotional-Other - $15,052; Telephone - $2,095; Wholesaler Expenses - $22,343; and Prospectus Printing - $2,663.

        For the period September 6, 1994 (date of initial public offering) through June 30, 1995, payments from the Class B Shares pursuant to its Plan amounted to $16,004 and such payments were used for the following purposes:
Broker Sales Charges - $5,902; Commissions to Wholesalers - $815; Promotional-Broker Meetings - $48; Telephone - $25; Interest on Broker Sales Charges - $5,300; and Broker Trails - $3,914.


        The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

(SAI-DTF/PART B)



OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES

        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.


        Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.


SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING AT NET ASSET VALUE

        Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.



        Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a CDSC or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are

(SAI-DTF/PART B)


required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

LETTER OF INTENTION

        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to ninety days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within twenty days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.



        Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted

(SAI-DTF/PART B)



(without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.


COMBINED PURCHASES PRIVILEGE

        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).



        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under twenty-one years of age; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).


RIGHT OF ACCUMULATION

        In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-MONTH REINVESTMENT PRIVILEGE

        Holders of Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A

(SAI-DTF/PART B)



Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.


        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS

        Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page _______, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.


TREND FUND INSTITUTIONAL CLASS

        The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement account from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.



        Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end sales charge or CDSC and are not subject to Rule 12b-1 expenses.

(SAI-DTF/PART B)


INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.



        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.


REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS

        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from the Fund in any of the other mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.



        Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.


        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER

        Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of

(SAI-DTF/PART B)


investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


        Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.


        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *


        Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.


        Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES

        An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

(SAI-DTF/PART B)



        Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.



        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts ("IRAs"), for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.



        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Trend Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.



        IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.



        Taxable distributions from the retirement plans described below may be subject to withholding.


        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

        Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

        A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.


        The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each

(SAI-DTF/PART B)


working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.


        A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.



        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.



        See Appendix B for additional IRA information.


SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

        Employers with twenty-five or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.


PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN

        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C

(SAI-DTF/PART B)



Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page _____.


DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")

        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page _____.


DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")

        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page _____.

(SAI-DTF/PART B)


DETERMINING OFFERING PRICE AND NET ASSET VALUE


        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.



        The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.



        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.



        The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on that exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than sixty days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.



        Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

(SAI-DTF/PART B)


REDEMPTION AND REPURCHASE


        Any shareholder may require the Fund to redeem shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.



        In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.



        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.



        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus for the Fund Classes.
Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.


        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

(SAI-DTF/PART B)


        If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

        The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS

        Before the Fund involuntarily redeems shares from an account that under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed sixty days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.



        Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed on accounts with balances below the stated minimum nor subject to involuntary redemption.


                                   *   *   *


        The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon sixty days' written notice to shareholders.


EXPEDITED TELEPHONE REDEMPTIONS
        Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional

(SAI-DTF/PART B)


Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

        In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

        1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

        2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

        REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

        To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

        The Fund will not honor telephone redemptions for Fund shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.

        If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

        Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.


SYSTEMATIC WITHDRAWAL PLANS


        Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply

(SAI-DTF/PART B)



for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.



        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.



        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.



        Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.


        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.


      The Systematic Withdrawal Plan is not available with respect to the Institutional Class.


WEALTH BUILDER OPTION
        Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

        The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of

(SAI-DTF/PART B)


the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.

        Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

(SAI-DTF/PART B)


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


        The Fund will make payments from its net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). During the fiscal year ended June 30, 1995, distributions totaling $0.790 per share of each of the Class A Shares and Institutional Class were paid from realized securities profits. On August 7 1995, a distribution of $0.550 per share of each Class was paid from realized securities profits to shareholders of record July 28, 1995.


        All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.


        Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.



        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

(SAI-DTF/PART B)


TAXES


        It is the Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Fund has met these requirements in previous years and intends to meet them this year. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.


        Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Fund will be exempt from Pennsylvania personal property taxes.

        Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually.


        If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation for tax purposes of $70,753,748 as of June 30, 1995.


        Prior to purchasing shares of the Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

(SAI-DTF/PART B)


INVESTMENT MANAGEMENT AGREEMENT

        The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Directors.

        The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on June 30, 1995 were approximately $9,916,645,000. Investment advisory services are also provided to institutional accounts with assets on June 30, 1995 of approximately $16,227,892,000.

        The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995.


        The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on sixty days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.



        The compensation paid by the Fund for investment management services is equal to 1/16 of 1% per month (3/4 of 1% per year) of the Fund's average daily net assets, less all directors' fees paid to the unaffiliated directors of the Fund. This fee is higher than that paid by funds with comparable investment objectives. On June 30, 1995, the total net assets of the Fund were $379,544,514. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. Investment management fees paid by the Fund during the past three fiscal years were $1,249,159 for 1993, $2,006,549 for 1994 and $2,300,627 for 1995.



        Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratio of expenses to average daily net assets for Class A Shares for the fiscal year ended June 30, 1995 was 1.36%, which reflects the impact of its 12b-1 Plan. The ratio of expenses to average daily net assets for the Institutional Class was 1.12% for the fiscal year ended June 30, 1995. The ratio of expenses to average daily net assets for the Class B Shares for the period September 6, 1994 (date of initial public offering) through June 30, 1995 was 2.12%, annualized. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the Class B Shares.


        By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed specified percentages of net assets. At present, the most restrictive limit is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended June 30, 1995, no reimbursement was necessary or paid.

(SAI-DTF/PART B)


DISTRIBUTION AND SERVICE

        The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.


        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

(SAI-DTF/PART B)


OFFICERS AND DIRECTORS

        The business and affairs of the Fund are managed under the direction of its Board of Directors.


        Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On October 31, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of the Class A Shares and the Class B Shares and approximately 2.11% of the outstanding shares of the Institutional Class.



        As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of, respectively, the Class A Shares, Institutional Class and Class B Shares: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, P.O. Box 41621, Jacksonville, FL 32203 held of record for the benefit of others 2,281,255 shares (9.58%) of the outstanding shares of the Class A Shares. Woodstock, c/o Wood County Trust Company, 181 2nd Street South, P.O. Box 8000, Wisconsin Rapids, WI 54495 held 639,714 shares (14.07%); Iceberg & Company, By State Street Bank & Trust Company, P.O. Box 1992, Boston, MA 02105 held 551,707 shares (12.13%); Trustees for Harrah's Entertainment, Savings and Retirement Plan, 1023 Cherry Road, Memphis, TN 38117 held 418,465 shares (9.20%); Fidelity Management Trust Company, FBO Delta Family Care Savings Plan, Financial Operations, Stock Trading Location KW1C, 100 Magellan, 1st Fl., Covington, KY 41015, 381,115 shares (8.38%); Iceberg & Company, By State Street Bank & Trust Company, Trust Glaxo Inc., Retirement Plan, P.O. Box 1992, Boston, MA 02105 held 369,220 shares (8.12%); Bank of New York Trst, First Hospital Corp. Retirement Plan, 1 Wall Street, Master Trust/Custodian, New York, NY 10005 held 362,369 shares (7.97%); and Delaware Management Company, Inc., Employee Profit Sharing Trust, 1818 Market Street, Philadelphia, PA 19103 held 290,966 shares (6.39%) of the outstanding shares of the Institutional Class. Shares held by Delaware Management Company, Inc., Employee Profit Sharing Trust are beneficially owned by the participants in the plan. Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 72,126 shares (10.60%) of the outstanding shares of the Class B Shares.



        DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


        Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

(SAI-DTF/PART B)


*WAYNE A. STORK (58)

        Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, each of the other sixteen funds in the Delaware
        Group, Delaware Management Holdings, Inc. and Delaware Investment
              Counselors, Inc.

        Chairman, Chief Executive Officer, Chief Investment Officer and
              Director of Delaware Management Company, Inc.

        Chairman, Chief Executive Officer and Director of DMH Corp., Delaware
              International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.

        Director of Delaware Distributors, Inc. and Delaware Service Company,
              Inc.
        During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.





WINTHROP S. JESSUP (50)


        Executive Vice President of the Fund, fifteen other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.

        President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc. Executive Vice President and Director of DMH Corp., Delaware Management
              Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
        Vice Chairman and Director of Delaware Distributors, Inc.
        Vice Chairman of Delaware Distributors, L.P.
        Director of Delaware Management Trust Company, Delaware Service
              Company, Inc. and Delaware International Advisers Ltd.
        During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.


RICHARD G. UNRUH, JR. (56)


        Executive Vice President of the Fund and each of the other sixteen funds in the Delaware Group.

        Executive Vice President and Director of Delaware Management Company,
              Inc.
        Senior Vice President of Delaware Management Holdings, Inc.
        Director of Delaware International Advisers Ltd.
        During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

-----------------------------

*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

(SAI-DTF/PART B)



WALTER P. BABICH (68)


        Director and/or Trustee of the Fund and each of the other sixteen funds in the Delaware Group.

        460 North Gulph Road, King of Prussia, PA  19406.
        Board Chairman, Citadel Constructors, Inc.
        From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (56)

        Director and/or Trustee of the Fund and each of the other sixteen funds in the Delaware Group.

        500 Fifth Avenue, New York, NY  10110.
        Consultant, Anthony Knerr & Associates.
        From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
              Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


ANN R. LEVEN (55)


        Director and/or Trustee of the Fund and each of the other sixteen funds in the Delaware Group.

        785 Park Avenue, New York, NY  10021.
        Treasurer, National Gallery of Art.
        From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (74)

        Director and/or Trustee of the Fund and each of the other sixteen funds in the Delaware Group.

        1617 John F. Kennedy Boulevard, Philadelphia, PA  19103.
        Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
        Philadelphia City Councilman.
        President, MLW, Associates.
        Director, Tasty Baking Company.
        Director, Healthcare Services Group.

CHARLES E. PECK (69)

        Director and/or Trustee of the Fund and each of the other sixteen funds in the Delaware Group.

        P.O. Box 1102, Columbia, MD  21044.
        Secretary, Enterprise Homes, Inc.
        From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
              The Ryland Group, Inc., Columbia, MD.

DAVID K. DOWNES (55)

        Senior Vice President/Chief Administrative Officer/Chief Financial
              Officer of the Fund, each of the other sixteen funds in the Delaware Group and Delaware Management Company, Inc.

        Chairman and Director of Delaware Management Trust Company.
        Senior Vice President/Chief Administrative Officer/Chief Financial
              Officer/Treasurer of Delaware Management Holdings, Inc.
        Senior Vice President/Chief Financial Officer/Treasurer and Director of
              DMH Corp.
        Senior Vice President/Chief Administrative Officer/Chief Financial
              Officer and Director of Delaware Service Company, Inc.
        Senior Vice President/Chief Administrative Officer and Director of
              Delaware Distributors, Inc.
        Senior Vice President/Chief Administrative Officer of Delaware
              Distributors, L.P.

(SAI-DTF/PART B)


        Chief Financial Officer and Director of Delaware International Holdings
              Ltd.
        Senior Vice President/Chief Financial Officer/Treasurer of Delaware
              Investment Counselors, Inc.
        Senior Vice President and Director of Founders Holdings, Inc.
        Director of Delaware International Advisers Ltd.
        Before joining the Delaware Group in 1992, Mr. Downes was Chief
              Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)

        Senior Vice President and Secretary of the Fund, each of the other sixteen funds in the Delaware
              Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.

        Executive Vice President, Secretary and Director of Delaware Management
              Trust Company.
        Senior Vice President, Secretary and Director of DMH Corp., Delaware
              Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
        Corporate Vice President, Secretary and Director of Founders Holdings,
               Inc.
        Secretary and Director of Delaware International Holdings Ltd.
        Director of Delaware International Advisers Ltd.
        Attorney.
        During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

EDWARD N. ANTOIAN (39)
        Vice President/Senior Portfolio Manager of the Fund, of seven other equity funds in the Delaware Group and of Delaware Management Company, Inc.
        During the past five years, Mr. Antoian has served in such capacities within the Delaware organization.

JOSEPH H. HASTINGS (45)

        Vice President/Corporate Controller of the Fund, each of the other sixteen funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.

        Executive Vice President/Treasurer/Chief Financial Officer of Delaware
              Management Trust Company.
        Assistant Treasurer of Founders CBO Corporation.
              1818 Market Street, Philadelphia, PA  19103.
        Before joining the Delaware Group in 1992, Mr. Hastings was Chief
              Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (33)

        Vice President/Treasurer of the Fund, each of the other sixteen funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.

        Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
              President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

(SAI-DTF/PART B)


        The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended June 30, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of June 30, 1995.

                                                      PENSION OR
                                                      RETIREMENT          ESTIMATED             TOTAL
                                                       BENEFITS             ANNUAL           COMPENSATION
                                  AGGREGATE             ACCRUED            BENEFITS          FROM ALL 17
                                COMPENSATION          AS PART OF             UPON              DELAWARE
NAME                              FROM FUND          FUND EXPENSES       RETIREMENT*         GROUP FUNDS
W. Thacher Longstreth              $1,874.54              None              $18,100           $47,187.96
Ann R. Leven                       $2,170.84              None              $18,100           $55,323.95
Walter P. Babich                   $2,171.30              None              $18,100           $55,323.04
Anthony D. Knerr                   $1,205.90              None              $18,100           $32,996.57
Charles E. Peck                    $1,716.54              None              $18,100           $44,052.00


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of seventy years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement.
     If an eligible director retired as of June 30, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

(SAI-DTF/PART B)


EXCHANGE PRIVILEGE


        The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund reserves the right to reject exchange requests at any time. The Fund may modify, terminate or suspend the exchange privilege upon sixty days' notice to shareholders.


        All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

        An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

        In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
        Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

        Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for Retirement Plans.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

        As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in

(SAI-DTF/PART B)


acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.


RIGHT TO REFUSE TIMING ACCOUNTS


        With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to a least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



RESTRICTIONS ON TIMED EXCHANGES


        Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve,
(7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds will be available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).



        The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.



        Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.


        Following is a summary of the investment objectives of the other Delaware Group funds:

        DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

        VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

        DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.

        U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or

(SAI-DTF/PART B)


instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

        DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

        DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts.
EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

        For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

(SAI-DTF/PART B)


GENERAL INFORMATION

        The Manager is the investment manager of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, they may make investment decisions at the same time.

        Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

        The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor and, in its capacity as such, DDI received net commissions from the Fund, after reallowances to dealers, as follows:

                       TOTAL
                      AMOUNT                        NET
                     OF UNDER-       AMOUNTS    COMMISSION
    FISCAL            WRITING       REALLOWED       TO
YEAR ENDING         COMMISSION     TO DEALERS   DISTRIBUTOR
-----------         ----------     ----------   -----------
June 30, 1995        $1,202,397     $1,042,162      $160,235
June 30, 1994         3,019,096      2,618,113       400,983
June 30, 1993         2,621,552      2,403,272       218,280

       For the fiscal year ended June 30, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received Limited CDSC payments in the amount of $11,335 with respect to the Class A Shares. There were no such payments for the fiscal years ended June 30, 1993 and 1994.

       For the period September 6, 1994 (date of initial public offering) through June 30, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $3,720 with respect to the Class B Shares.


        Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.


        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

(SAI-DTF/PART B)


        Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Fund's securities and cash. As custodian for the Fund, Chemical Bank maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.


        The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.


CAPITALIZATION

        The Fund has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. The Fund offers four classes of shares, each representing a proportionate interest in the assets of the Fund, and each having the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on a proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors has allocated fifty million shares to the Trend Fund A Class, twenty-five million shares to the Trend Fund B Class, twenty-five million shares to the Class C Shares and twenty-five million shares to the Trend Fund Institutional Class.


        Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

        Prior to September 6, 1994, the Trend Fund A Class was known as the Trend Fund class and the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class.

NONCUMULATIVE VOTING
        THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

(SAI-DTF/PART B)


APPENDIX A--IRA INFORMATION

The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

(SAI-DTF/PART B)


Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN

   15% Tax Bracket      Single  -    $0-$22,750
                        Joint   -    $0-$38,000

                                                                                       HOW MUCH YOU
  END OF               CUMULATIVE                    HOW MUCH YOU                     HAVE WITH FULL
   YEAR            INVESTMENT AMOUNT               HAVE WITHOUT IRA                    IRA DEDUCTION
     1                  $ 2,000                         $  1,844                         $  2,200
     5                   10,000                           10,929                           13,431
    10                   20,000                           27,363                           35,062
    15                   30,000                           52,074                           69,899
    20                   40,000                           89,231                          126,005
    25                   50,000                          145,103                          216,364
    30                   60,000                          229,114                          361,887
    35                   70,000                          355,438                          596,254
    40                   80,000                          545,386                          973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]

   28% Tax Bracket      Single  -    $22,751-$55,100
                        Joint   -    $38,001-$91,850

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,544                 $  1,584             $  2,200
     5                    10,000                      8,913                    9,670               13,431
    10                    20,000                     21,531                   25,245               35,062
    15                    30,000                     39,394                   50,328               69,899
    20                    40,000                     64,683                   90,724              126,005
    25                    50,000                    100,485                  155,782              216,364
    30                    60,000                    151,171                  260,559              361,887
    35                    70,000                    222,927                  429,303              596,254
    40                    80,000                    324,512                  701,067              973,704


[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]

[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

(SAI-DTF/PART B)


   31% Tax Bracket      Single  -    $55,101-$115,000
                        Joint   -    $91,851-$140,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,475                 $  1,518             $  2,200
     5                    10,000                      8,467                    9,268               13,431
    10                    20,000                     20,286                   24,193               35,062
    15                    30,000                     36,787                   48,231               69,899
    20                    40,000                     59,821                   86,943              126,005
    25                    50,000                     91,978                  149,291              216,364
    30                    60,000                    136,868                  249,702              361,887
    35                    70,000                    199,536                  411,415              596,254
    40                    80,000                    287,021                  671,855              973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]

[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]


   36% Tax Bracket*     Single  -    $115,001-$250,000
                        Joint   -    $140,001-$250,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,362                 $  1,408             $  2,200
     5                    10,000                      7,739                    8,596               13,431
    10                    20,000                     18,292                   22,440               35,062
    15                    30,000                     32,683                   44,736               69,899
    20                    40,000                     52,308                   80,643              126,005
    25                    50,000                     79,069                  138,473              216,364
    30                    60,000                    115,562                  231,608              361,887
    35                    70,000                    165,327                  381,602              596,254
    40                    80,000                    233,190                  623,170              973,704

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]

[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

(SAI-DTF/PART B)


   39.6% Tax Bracket*      Single  -    over $250,000
                           Joint   -    over $250,000

  END OF               CUMULATIVE                HOW MUCH YOU             HOW MUCH YOU HAVE WITH FULL IRA
   YEAR            INVESTMENT AMOUNT           HAVE WITHOUT IRA         NO DEDUCTION           DEDUCTION
     1                   $ 2,000                   $  1,281                 $  1,329             $  2,200
     5                    10,000                      7,227                    8,112               13,431
    10                    20,000                     16,916                   21,178               35,062
    15                    30,000                     29,907                   42,219               69,899
    20                    40,000                     47,324                   76,107              126,005
    25                    50,000                     70,677                  130,684              216,364
    30                    60,000                    101,986                  218,580              361,887
    35                    70,000                    143,965                  360,137              596,254
    40                    80,000                    200,249                  588,117              973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]

[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

(SAI-DTF/PART B)


        $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY

           TAXABLE -         TAXABLE -         TAXABLE -         TAXABLE -        TAXABLE -            TAX
YEARS        39.6%*              36%*             31%               28%              15%            DEFERRED
-------------------------------------------------------------------------------------------------------------
10        $  3,595           $  3,719         $  3,898          $  4,008         $  4,522           $  5,187
15           4,820              5,072            5,441             5,675            6,799              8,354
20           6,463              6,916            7,596             8,034           10,224             13,455
30          11,618             12,861           14,803            16,102           23,117             34,899
40          20,884             23,916           28,849            32,272           52,266             90,519

        $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY

           TAXABLE -         TAXABLE -         TAXABLE -         TAXABLE -        TAXABLE -            TAX
YEARS         39.6%*             36%*             31%               28%              15%            DEFERRED
------------------------------------------------------------------------------------------------------------
10        $ 28,006           $ 28,581         $ 29,400          $ 29,904         $ 32,192             $ 35,062
15          49,514             51,067           53,314            54,714           61,264               69,899
20          78,351             81,731           86,697            89,838          104,978              126,005
30         168,852            180,566          198,360           209,960          269,546              361,887
40         331,537            364,360          415,973           450,711          641,631              973,704

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

(SAI-DTF/PART B)


THE VALUE OF STARTING YOUR IRA EARLY
       The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                                  After  5 years         $3,528  more
                                        10 years         $6,113
                                        20 years        $17,228
                                        30 years        $47,295

       Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

       And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded annually, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!



                               8% Return                10% Return
                               ---------                ----------
          10 Years              $31,291                   $35,062

          30 Years             $244,692                  $361,887



       The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Fund either in the past or in the future.

SAI-DTF/A-CHT




APPENDIX B



TREND FUND PERFORMANCE OVERVIEW


       The following table illustrates the total return on one share invested in the Trend Fund A Class during the 10-year period ended June 30, 1995.1 The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.



TREND FUND A CLASS



                                                         CUMULA-
                                                         TIVE NET
                                                           ASSET
        MAXIMUM    NET ASSET                             VALUE AT
        OFFERING     VALUE         DISTRIBUTIONS         YEAR-END
         PRICE   ------------     -------------------    WITH ALL
 YEAR     AT     BEGIN-             FROM       FROM       DISTRIBU
 ENDED   BEGIN-   NING    END      INVEST-    REALIZED     TIONS
 JUNE   NING OF   OF      OF        MENT      SECURI-      REIN-
  30    YEAR(2)  YEAR    YEAR      INCOME  TIES PROFITS   VESTED
------  -------- -----  ------     ------   -----------   -------
1986    $6.75   $6.43    $8.91     $0.128       ----       $9.09
1987     9.35    8.91    9 .12      ---         ----        9.30
1988     9.57    9.12    8 .13      ---         ----        8.29
1989     8.54    8.13    10.87      ---        $0.320      11.55
1990    11.41   10.87    9 .97      0.050       2.220      13.21
1991    10.47    9.97    8 .92      0.050       0.520      12.57
1992     9.36    8.92    11.38      ---         0.160      16.25
1993    11.95   11.38    13.98      ---         1.150      21.98
1994    14.68   13.98    12.21      ---         1.940      22.11
1995    12.82   12.21    14.21      ---         0.790      27.50
                                  ------       ------
TOTAL DISTRIBUTIONS               $0.228       $7.100





                                                  PERCENTAGE CHANGES DURING YEAR
       ---------------------------------------------------------------------------------------------------------------------

                        TREND FUND
       ----------------------------------------------
 YEAR   MAXIMUM OFFERING PRICE     NET ASSET VALUE           STANDARD &               DOW JONES             CONSUMER
 ENDED  TO NET ASSET VALUE        TO NET ASSET VALUE         POOR'S 500(5)           INDUSTRIAL(5)          PRICE INDEX(5)
 JUNE   ---------------------------------------------------------------------------------------------------------------------
  30    ANNUAL  CUMULATIVE(3)    ANNUAL    CUMULATIVE(4)  ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE
------  ------  ----------       ------    -----------    ------    ----------    ------    ----------   ------    ----------
1986     34.7%    34.7%            41.4%       41.4%       35.9%     35.9%         47.8%     47.8%        1.7%        1.7%
1987     -2.5     37.9              2.4        44.7        25.2      70.0          32.2      95.4         3.7         5.5
1988    -15.1     22.9            -10.9        29.0        -6.9      58.3          -8.3      79.2         3.9         9.7
1989     32.7     71.2             39.3        79.6        20.5      90.7          18.7     112.7         5.2        15.4
1990      8.9     95.7             14.3       105.4        16.5     122.1          22.7     161.0         4.7        20.7
1991     -9.3     86.3             -4.8        95.5         7.4     138.4           4.6     173.1         4.7        26.4
1992     23.2    140.8             29.3       152.8        13.4     170.4          17.7     221.4         3.1        30.3
1993     28.8    225.6             35.2       241.8        13.6     207.2           9.2     251.0         3.0        34.2
1994     -4.2    227.6              0.6       243.9         1.4     211.5           5.9     271.9         2.5        37.6
1995     18.5    307.5             24.4       327.8        26.1     292.7          29.2     380.5         3.0        41.7




----------

(1) All figures prior to May 9, 1986 are adjusted for a 2-for-1 stock split paid on that date. The Trend Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.


(2) Reflects a maximum sales charge of 5.75% of total investment. There are reduced sales charges for investments of $100,000 or more.


(3) Reflects an offering price of $6.82 on June 30, 1985.


(4) Reflects a net asset value of $6.43 on June 30, 1985.


(5) Source:  Lipper Analytical.



    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.



   The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.



   The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

SAI-DTF/B-CHT




APPENDIX B




TREND FUND PERFORMANCE OVERVIEW


 The following table illustrates the total return on one share invested in the Trend Fund B Class during the period September 6, 1994 (date of initial public offering) through June 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.




TREND FUND B CLASS




                                                         CUMULA-
                                                         TIVE NET
                                                           ASSET
        MAXIMUM    NET ASSET                             VALUE AT
        OFFERING     VALUE         DISTRIBUTIONS         YEAR-END
         PRICE   ------------     -------------------    WITH ALL
PERIOD    AT     BEGIN-             FROM       FROM      DISTRIBU
 ENDED   BEGIN-   NING    END      INVEST-    REALIZED     TIONS
 JUNE   NING OF   OF      OF        MENT      SECURI-      REIN-
  30     YEAR    YEAR    YEAR      INCOME  TIES PROFITS   VESTED
------  -------  -----   -----     ------   -----------   -------
1995    $12.11   $12.11  $14 .13    ---        ---          $14.13
                                    -----      --
TOTAL DISTRIBUTIONS                 $0.000     $0.000



                                                 PERCENTAGE CHANGES DURING YEAR
      ---------------------------------------------------------------------------------------------------------------------

                       TREND FUND
       ----------------------------------------------
PERIOD    RETURNS INCLUDING         RETURNS EXCLUDING         STANDARD &               DOW JONES             CONSUMER
 ENDED        CDSC(1)                    CDSC(1)             POOR'S 500(3)           INDUSTRIAL(3)          PRICE INDEX(3)
 JUNE  ---------------------------------------------------------------------------------------------------------------------
  30    ANNUAL  CUMULATIVE(2)    ANNUAL    CUMULATIVE(2)  ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE
------  ------  ----------       ------    -----------    ------    ----------    ------    ----------   ------    ----------
1995      12.7%   12.7%          16.7%      16.7%         18.3%         18.3%      19.9%        19.9%     2.4%         2.4%




---------------

(1) Total return provided below is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.


(2) Reflects a net asset value of $12.11 on September 2, 1994.


(3) Source:  Lipper Analytical.




   The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.



   The Consumer Price Index, as prepared by the U.S. Bureau of Labor
   Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  SAI-DTF/IC-CHT



  APPENDIX B




TREND FUND PERFORMANCE OVERVIEW


   The following table illustrates the total return on one share invested in the Trend Fund Institutional Class1 during the 10-year period ended June 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.



  TREND FUND INSTITUTIONAL CLASS

                                                         CUMULA-
                                                         TIVE NET
                                                           ASSET
        MAXIMUM    NET ASSET                             VALUE AT
        OFFERING     VALUE         DISTRIBUTIONS         YEAR-END
         PRICE   ------------     -------------------    WITH ALL
 YEAR     AT     BEGIN-             FROM       FROM      DISTRIBU
 ENDED   BEGIN-   NING    END      INVEST-    REALIZED     TIONS
 JUNE   NING OF   OF      OF        MENT      SECURI-      REIN-
  30     YEAR    YEAR    YEAR      INCOME  TIES PROFITS   VESTED
------  -------  ------  -----     ------  ------------  --------
1986     $6.43   $6.43    $8.91     $0.128      ---        $9.09
1987      8.91    8.91     9.12       ---       ---         9.30
1988      9.12    9.12     8.13       ---       ---         8.29
1989      8.13    8.13    10.87       ---      $0.320      11.55
1990     10.87   10.87     9.97      0.050      2.220      13.21
1991      9.97    9.97     8.92      0.050      0.520      12.57
1992      8.92    8.92    11.38      ---        0.160      16.25
1993     11.38   11.38    13.99      ---        1.150      21.98
1994     13.99   13.99    12.25      ---        1.940      22.11
1995     12.25   12.25    14.30      ---        0.790      27.50
                                    -----     -------
TOTAL DISTRIBUTIONS                 $0.228     $7.100




                                 PERCENTAGE CHANGES DURING YEAR
      -----------------------------------------------------------------------------------------------

            TREND FUND
      ----------------------
 YEAR   NET ASSET VALUE             STANDARD &               DOW JONES             CONSUMER
 ENDED TO NET ASSET VALUE          POOR'S 500(3)           INDUSTRIAL(3)          PRICE INDEX(3)
 JUNE  ----------------------------------------------------------------------------------------------
  30    ANNUAL  CUMULATIVE(2)    ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE
------  ------  ----------       ------    -----------    ------    ----------    ------    ----------
1986       41.4%   41.4%         35.9%      35.9%         47.8%           47.8%     1.7%        1.7%
1987        2.4    44.7          25.2       70.0          32.2            95.4      3.7         5.5
1988      -10.9    29.0          -6.9       58.3          -8.3            79.2      3.9         9.7
1989       39.3    79.6          20.5       90.7          18.7           112.7      5.2        15.4
1990       14.3   105.4          16.5      122.1          22.7           161.0      4.7        20.7
1991       -4.8    95.5           7.4      138.4           4.6           173.1      4.7        26.4
1992       29.3   152.8          13.4      170.4          17.7           221.4      3.1        30.3
1993       35.3   242.1          13.6      207.2           9.2           251.0      3.0        34.2
1994        0.8   244.9           1.4      211.5           5.9           271.9      2.5        37.6
1995       24.7   330.3          26.1      292.7          29.2           380.5      3.0        41.7


-----------

(1) Performance for Trend Fund Institutional Class for periods prior to November 23, 1992 (date of initial public offering) is calculated by taking the performance of the Trend Fund A Class and adjusting it to reflect the elimination of all sales charges.


(2) Reflects a net asset value of $6.43 on June 30, 1985.


(3) Source:  Lipper Analytical.




    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.



    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.



    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

(SAI-DTF/PART B)


APPENDIX C

THE COMPANY LIFE CYCLE
       Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

       1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.

       2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.

       3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.

       4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                       HYPOTHETICAL CORPORATE LIFE CYCLE



                              [chart appears here]



       Hypothetical Corporate Life Cycle Chart shows in a line illustration the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.













       The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

(SAI-DTF/PART B)


FINANCIAL STATEMENTS

       Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 1995 are included in the Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

(SAI-DTF/PART B)







       The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001

-----------------------------------
TREND FUND

-----------------------------------
A CLASS

-----------------------------------
B CLASS

-----------------------------------

C CLASS


-----------------------------------
INSTITUTIONAL CLASS

-----------------------------------
CLASSES OF DELAWARE GROUP
FREND FUND, INC.

-----------------------------------



PART B

STATEMENT OF
ADDITIONAL INFORMATION

-----------------------------------



November 29, 1995


                                                                        DELAWARE
                                                                        GROUP
                                                                        --------

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                                     PART C

                               Other Information


Item 24.                Financial Statements and Exhibits

                        (a)     Financial Statements:

                                Part A      -   Financial Highlights

                               *Part B      -   Statement of Net Assets
                                                Statement of Operations
                                                Statement of Changes in Net
                                                Assets

                                                Notes to Financial
                                                Statements



                                                Accountant's Report


                        * The financial statements and Accountant's Report listed above are incorporated by reference from the Registrant's Annual Report for the fiscal year ended June 30, 1995 into Part B.

                        (b)     Exhibits:

                                (1)     Articles of Incorporation.

                                        (a)      Articles of Incorporation, as
                                                 amended and supplemented
                                                 through August 30, 1995,
                                                 incorporated into this filing
                                                 by reference to Post-Effective
                                                 Amendment No. 53 filed August
                                                 30, 1995.

                                        (b)      Form of Articles Supplementary
                                                 (November 1995) attached as
                                                 Exhibit.

                                (2) By-Laws. By-Laws, as amended through August 30, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

                                (3)     Voting Trust Agreement.  Inapplicable.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                                (4) Copies of All Instruments Defining the Rights of Holders.

                                        (a)      Articles of Incorporation,
                                                 Articles of Amendment and
                                                 Articles Supplementary.

                                                 (i)      Incorporated into
                                                          this filing by
                                                          reference to
                                                          Post-Effective
                                                          Amendment No. 53
                                                          filed August 30, 1995.

                                                 (ii)     Form of Articles
                                                          Supplementary
                                                          (November 1995)
                                                          attached as
                                                          Exhibit 24(b)(1)(b).

                                        (b)      By-Laws.  Incorporated into
                                                 this filing by reference to
                                                 Post-Effective Amendment No.
                                                 53 filed August 30, 1995.

                                (5)     Investment Management Agreement.
                                        Investment Management Agreement between
                                        Delaware Management Company, Inc. and
                                        the Registrant dated April 3, 1995
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 53 filed August 30, 1995.

                                (6)     (a)      Distribution Agreement.

                                                 (i)     Form of Distribution
                                                         Agreement (April 1995)
                                                         included as Module.

                                                 (ii)    Form of Amendment
                                                         No. 1 to Distribution
                                                         Agreement
                                                         (November 1995)
                                                         included as Module.

                                        (b)      Administration and Service
                                                 Agreement.  Form of
                                                 Administration and Service
                                                 Agreement (as amended November
                                                 1995) included as Module.

                                        (c)      Dealer's Agreement.  Form of
                                                 Dealer's Agreement (as amended
                                                 November 1995) included as
                                                 Module.

                                        (d)      Form of Mutual Fund Agreement
                                                 for the Delaware Group of
                                                 Funds incorporated into this
                                                 filing by reference to
                                                 Post-Effective Amendment No.
                                                 53 filed August 30, 1995.

                                (7)     Bonus, Profit Sharing, Pension
                                        Contracts.  Incorporated into this
                                        filing by reference to Post-Effective
                                        Amendment No. 53 filed August 30, 1995.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                                (8) Custodian Agreement. Incorporated into this filing by reference to
                                        Post-Effective Amendment No. 43 filed
                                        August 25, 1989 and Post-Effective
                                        Amendment No. 45 filed June 25, 1991.

                                (9) Other Material Contracts. Shareholders Services Agreement incorporated into this filing by reference to
                                        Post-Effective Amendment No. 40 filed
                                        June 30, 1988.

                               (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 on August 31, 1995.

                               (11)     Consent of Auditors.  Attached as
                                        Exhibit.

                            (12-13)     Inapplicable.

                               (14) Model Plans. Incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

                             **(15)     Plans under Rule 12b-1.

                                        (a)      Form of Plan under Rule 12b-1
                                                 for Class A (November 1995)
                                                 included as Module.

                                        (b)      Form of Plan under Rule 12b-1
                                                 for Class B (November 1995)
                                                 included as Module.

                                        (c)      Form of Plan under Rule 12b-1
                                                 for Class C (November 1995)
                                                 included as Module.

                               (16)     Schedules of Computation for each
                                        Performance Quotation.  Incorporated
                                        into this filing by reference to
                                        Post-Effective Amendment No. 53 filed
                                        August 30, 1995.

                               (17) Financial Data Schedules. Incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.


                               (18) Plan under Rule 18f-3. Form of Plan under Rule 18f-3 included as Module.


                               (19)     Other:   Directors' Power of Attorney.
                                                 Incorporated into this filing
                                                 by reference to Post-
                                                 Effective Amendment No. 53
                                                 filed August 30, 1995.

**Relates only to Trend Fund A Class, Trend Fund B Class and Trend Fund C
Class.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.





Item 25.              Persons Controlled by or under Common Control with
                      Registrant.  None.

Item 26.              Number of Holders of Securities.

                                (1)                                                        (2)

                                                                                    Number of
                        Title of Class                                              Record Holders***
                        --------------                                              --------------
                        Delaware Group Trend Fund, Inc.'s:

                        Trend Fund A Class
                        Common Stock Par Value                                      31,669 Accounts as of
                        $.50 Per Share                                              October 31, 1995

                        Trend Fund B Class
                        Common Stock Par Value                                      1,107 Accounts as of
                        $.50 Per Share                                              October 31, 1995

                        Trend Fund C Class
                        Common Stock Par Value                                      0 Accounts as of
                        $.50 Per Share                                              October 31, 1995

                        Trend Fund Institutional Class
                        Common Stock Par Value                                      38 Accounts as of
                        $.50 Per Share                                              October 31, 1995

*** Trend Fund C Class was not offered prior to the effective date of this Registration Statement.

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 31 filed June 27, 1983 and Article VII of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Item 28.                Business and Other Connections of Investment Adviser.

                        Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Decatur Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the other mutual funds in the Delaware Group.

                        The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ---------------------------------------------------------------------------------
Wayne A. Stork                      Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of
                                    Delaware Management Company, Inc.; President, Chief Executive Officer, Chairman of the
                                    Board and Director of the Registrant, and with the exception of Delaware Pooled Trust,
                                    Inc., each of the other funds in the Delaware Group and Delaware Management Holdings,
                                    Inc.; Chairman of the Board and Director of Delaware Pooled Trust, Inc. and Delaware
                                    Investment Counselors, Inc.; Chairman, Chief Executive Officer and Director of DMH
                                    Corp., Delaware International Advisers Ltd., Delaware International Holdings Ltd. and
                                    Founders Holdings, Inc.; and Director of Delaware Distributors, Inc. and Delaware
                                    Service Company, Inc.





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             --------------------------------------------------------------------------------
Winthrop S. Jessup                  Executive Vice President and Director of Delaware Management Company, Inc., DMH Corp.,
                                    Delaware International Holdings Ltd. and Founders Holdings, Inc.; Executive Vice
                                    President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.;
                                    President and Chief Executive Officer of Delaware Pooled Trust, Inc.; Vice Chairman of
                                    Delaware Distributors, L.P.; Vice Chairman and Director of Delaware Distributors, Inc.;
                                    Director of Delaware Service Company, Inc., Delaware Management Trust Company and
                                    Delaware International Advisers Ltd.; and President and Director of Delaware Investment
                                    Counselors, Inc.

Richard G. Unruh, Jr.               Executive Vice President and Director of Delaware Management Company, Inc.; Executive
                                    Vice President of the Registrant and each of the other funds in the Delaware Group;
                                    Senior Vice President of Delaware Management Holdings, Inc.; and Director of Delaware
                                    International Advisers Ltd.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                    Committee, Mid Atlantic, Inc., since 1989, 2040 Market Street, Philadelphia, PA

Paul E. Suckow                      Senior Vice President/Chief Investment Officer, Fixed Income of Delaware Management
                                    Company, Inc., the Registrant, each of the other funds in the Delaware Group and
                                    Delaware Management Holdings, Inc.; Senior Vice President and Director of Founders
                                    Holdings, Inc.; and Director of Founders CBO Corporation





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.





Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ----------------------------------------------------------------------------------
David K. Downes                     Senior Vice President, Chief Administrative Officer and Chief Financial Officer of
                                    Delaware Management Company, Inc., the Registrant and each of the other funds in the
                                    Delaware Group; Chairman and Director of Delaware Management Trust Company; Senior Vice
                                    President, Chief Administrative Officer, Chief Financial Officer and Treasurer of
                                    Delaware Management Holdings, Inc.; Senior Vice President, Chief Financial Officer,
                                    Treasurer and Director of DMH Corp.; Senior Vice President, Chief Administrative Officer,
                                    and Director of Delaware Distributors, Inc.; Senior Vice President and Chief
                                    Administrative Officer of Delaware Distributors, L.P.; Senior Vice President, Chief
                                    Administrative Officer, Chief Financial Officer and Director of Delaware Service Company,
                                    Inc.; Chief Financial Officer and Director of Delaware International Holdings Ltd.;
                                    Senior Vice President, Chief Financial Officer and Treasurer of Delaware Investment
                                    Counselors, Inc.; Senior Vice President and Director of Founders Holdings, Inc.; and
                                    Director of Delaware International Advisers Ltd.

George M. Chamberlain, Jr.          Senior Vice President, Secretary and Director of Delaware Management Company, Inc., DMH
                                    Corp., Delaware Distributors, Inc. and Delaware Service Company, Inc.; Senior Vice
                                    President and Secretary of the Registrant, each of the other funds in the Delaware
                                    Group, Delaware Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware
                                    Management Holdings, Inc.; Executive Vice President, Secretary and Director of Delaware
                                    Management Trust Company; Corporate Vice President, Secretary and Director of Founders
                                    Holdings, Inc.; Secretary and Director of Delaware International Holdings Ltd.; and
                                    Director of Delaware International Advisers Ltd.

                                    Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730, Burlington, VT





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.





Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ---------------------------------------------------------------------------------
Richard J. Flannery                 Managing Director/Corporate Tax & Affairs of Delaware Management Company, Inc., Delaware
                                    Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors,
                                    Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware
                                    International Holdings Ltd., Delaware Investment Counselors, Inc. and Founders CBO
                                    Corporation; Vice President of the Registrant and each of the other funds in the Delaware
                                    Group; Managing Director/Corporate Tax & Affairs and Director of Founders Holdings, Inc.;
                                    and Director of Delaware International Advisers Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd.,
                                    Elverton, PA

Michael P. Bishof(1)                Vice President and Treasurer of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp.,
                                    Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                    Founders Holdings, Inc. and Founders CBO Corporation

Eric E. Miller                      Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors Inc., Delaware
                                    Service Company, Inc., Delaware Management Trust Company, Founders Holdings, Inc. and
                                    Delaware Investment Counselors, Inc.

Richelle S. Maestro                 Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                    Inc., DMH Corp., Delaware Management Trust Company, Delaware Investment Counselors, Inc.
                                    and Founders Holdings, Inc.; and Assistant Secretary of Founders CBO Corporation

                                    General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln., Philadelphia, PA


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ---------------------------------------------------------------------------------
Joseph H. Hastings                  Vice President/Corporate Controller of Delaware Management Company, Inc., the Registrant,
                                    each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                                    Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.;
                                    Executive Vice President, Chief Financial Officer and Treasurer of Delaware Management
                                    Trust Company; and Assistant Treasurer of Founders CBO Corporation

Bruce A. Ulmer                      Vice President/Director of Internal Audit of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., DMH Corp. and Delaware Management Trust Company

Lisa O. Brinkley(2)                 Vice President/Compliance of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors, L.P., Delaware
                                    Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company and
                                    Delaware Investment Counselors, Inc.

Rosemary E. Milner                  Vice President/Legal of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware Distributors,
                                    Inc.

Douglas L. Anderson(3)              Vice President/Operations of Delaware Management Company, Inc. and  Delaware Service
                                    Company, Inc.; and Vice President/Operations and   Director of Delaware Management Trust
                                    Company

Michael T. Taggart(4)               Vice President/Facilities Management and Administrative Services of Delaware Management
                                    Company, Inc.

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and Treasurer and Director of Founders CBO
                                    Corporation




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ---------------------------------------------------------------------------------
J. Michael Pokorny                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Investment
                                    Counselors, Inc.

Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and Secretary and Director of Founders CBO
                                    Corporation

James R. Raith, Jr.                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and President and Director of Founders CBO
                                    Corporation

Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Roger A. Early(5)                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Edward N. Antoian                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant, each of the other equity funds in the Delaware Group and Delaware Investment
                                    Counselors, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ---------------------------------------------------------------------------------
Edward A. Trumpbour                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

David C. Dalrymple                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

          (1) VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.

          (2) VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.

          (3) VICE PRESIDENT OF OPERATIONS, Supervised Service Company prior to March 1994.

          (4) ASSISTANT VICE PRESIDENT/ADMINISTRATIVE SERVICES, United Pacific Life Insurance prior to January 1994.

          (5) SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.

Item 29.                 Principal Underwriters.

                         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

                         (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
Delaware Distributors, Inc.                           General Partner                            None

Delaware Management
Company, Inc.                                         Limited Partner                            Investment Manager

Delaware Investment
Counselors, Inc.                                      Limited Partner                            None

Winthrop S. Jessup                                    Vice Chairman                              Executive Vice President

Keith E. Mitchell                                     President and Chief                        None
                                                      Executive Officer


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
David K. Downes                                       Senior Vice President/Chief                Senior Vice President/Chief
                                                      Administrative Officer                     Administrative Officer/Chief
                                                                                                 Financial Officer
George M. Chamberlain, Jr.                            Senior Vice President/                     Senior Vice President/
                                                      Secretary                                  Secretary

J. Lee Cook                                           Senior Vice President/                     None
                                                      National Sales Manager

Stephen H. Slack                                      Senior Vice President/                     None
                                                      Wholesaler

William F. Hostler                                    Senior Vice President/                     None
                                                      Marketing Services

Minette van Noppen                                    Senior Vice President/                     None
                                                      Retirement Services

Richard J. Flannery                                   Managing Director/Corporate                Vice President
                                                      & Tax Affairs

Eric E. Miller                                        Vice President/                            Vice President/
                                                      Assistant Secretary                        Assistant Secretary

Richelle S. Maestro                                   Vice President/                            Vice President/
                                                      Assistant Secretary                        Assistant Secretary

Joseph H. Hastings                                    Vice President/                            Vice President/
                                                      Corporate Controller                       Corporate Controller

Michael P. Bishof                                     Vice President/Treasurer                   Vice President/Treasurer

Lisa O. Brinkley                                      Vice President/                            Vice President/
                                                      Compliance                                 Compliance

Rosemary E. Milner                                    Vice President/Legal                       Vice President/Legal



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
Diane M. Anderson                                     Vice President/                            None
                                                      Retirement Services

Denise F. Guerriere                                   Vice President/Client Services             None

Julia R. Vander Els                                   Vice President/                            None
                                                      Retirement Services

Jerome J. Alrutz                                      Vice President/                            None
                                                      Retirement Services

Martin J. Cole                                        Vice President/                            None
                                                      Retirement Services

Joanne A. Mettenheimer                                Vice President/                            None
                                                      National Accounts

Christopher H. Price                                  Vice President/Annuity                     None
                                                      Marketing & Administration

Thomas S. Butler                                      Vice President/                            None
                                                      DDI Administration

Frank Albanese                                        Vice President/Wholesaler                  None

William S. Carroll                                    Vice President/Wholesaler                  None

William S. Castetter                                  Vice President/Wholesaler                  None

Thomas J. Chadie                                      Vice President/Wholesaler                  None

Robert M. Frank                                       Vice President/Wholesaler                  None

Douglas R. Glennon                                    Vice President/Wholesaler                  None

Alan D. Kessler                                       Vice President/Wholesaler                  None



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
William M. Kimbrough                                  Vice President/Wholesaler                  None

Mac McAuliffe                                         Vice President/Wholesaler                  None

Patrick L. Murphy                                     Vice President/Wholesaler                  None

Henry W. Orvin                                        Vice President/Wholesaler                  None

Philip G. Rickards                                    Vice President/Wholesaler                  None

Dion D. Rooney                                        Vice President/Wholesaler                  None

Michael W. Rose                                       Vice President/Wholesaler                  None

Thomas E. Sawyer                                      Vice President/Wholesaler                  None

Sanford G. Simmons, Jr.                               Vice President/Wholesaler                  None

Robert E. Stansbury                                   Vice President/Wholesaler                  None

Larry D. Stone                                        Vice President/Wholesaler                  None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                      (c)   Not Applicable.

Item 30.              Location of Accounts and Records.

                      All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.              Management Services.  None.

Item 32.              Undertakings.

                      (a)   Not Applicable.

                      (b)   Not Applicable.

                                                 Form N-1A
                                                 File No. 2-28871
                                                 Delaware Group Trend Fund, Inc.




                      (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 17th day of November, 1995.



                                            DELAWARE GROUP TREND FUND, INC.

                                         By/s/Wayne A. Stork
                                           ----------------------------------
                                                    Wayne A. Stork
                                           Chairman of the Board, President,
                                         Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                   Signature                                                  Title                                     Date
-----------------------------------------------              --------------------------------------------       --------------------
                                                             Chairman of the Board, President,
/s/Wayne A. Stork                                            Chief Executive Officer and Director               November 17, 1995
------------------------------------------------
Wayne A. Stork
                                                             Senior Vice President/Chief Financial
                                                             Officer/Chief Administrative Officer
                                                             (Principal Financial Officer and
/s/David K. Downes                                           Principal Accounting Officer)                      November 17, 1995
------------------------------------------------
David K. Downes

/s/Walter P. Babich                             *            Director                                           November 17, 1995
------------------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                             *            Director                                           November 17, 1995
------------------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                                 *            Director                                           November 17, 1995
------------------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth                        *            Director                                           November 17, 1995
------------------------------------------------
W. Thacher Longstreth

/s/Charles E. Peck                              *            Director                                           November 17, 1995
------------------------------------------------
Charles E. Peck



                                     *By/s/Wayne A. Stork
                                        ---------------------------------------
                                                      Wayne A. Stork
                                                 as Attorney-in-Fact for
                                              each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549





                                    Exhibits

                                       to

                                   Form N-1A





            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               INDEX TO EXHIBITS





Exhibit No.                              Exhibit
-----------                              -------
EX-99.B1B                                Form of Articles Supplementary (November 1995)

EX-99.B6AI                               Form of Distribution Agreement (April 1995)
(Module Name
DIS_AGR_NON_MON)

EX-99.B6AII                              Form of Amendment No. 1 to Distribution Agreement
(Module Name                               (November 1995)
AMD_DIS_AGR_NON)

EX-99.B6B                                Form of Administration and Service Agreement
(Module Name                               (as amended November 1995)
ADMIN_SER_AGREE)

EX-99.B6C                                Form of Dealer's Agreement (as amended November 1995)
(Module Name
DEALERS_AGREE)

EX-99.B11                                Consent of Auditors

EX-99.B15A                               Form of Plan under Rule 12b-1 for Class A (November 1995)
(Module Name
CL_A_SHARE_NON)

EX-99.B15B                               Form of Plan under Rule 12b-1 for Class B (November 1995)
(Module Name
CL_B_SHARE_ALL)

EX-99.B15C                               Form of Plan under Rule 12b-1 for Class C (November 1995)
(Module Name
CL_C_SHARE_ALL)

EX-99.B18                                Form of Plan under Rule 18f-3
(Module Name
PLAN)